As filed with the Securities and Exchange Commission on August 15, 2014

Registration No. 333-196096

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 4
☐	POST-EFFECTIVE AMENDMENT NO.
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

NexPoint Capital, Inc.

(Exact name of Registrant as Specified in Charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (972) 628-4100

Brian Mitts

300 Crescent Court

Suite 700

Dallas, Texas 75201

(972) 628-4100

(Name And Address of Agent for Service)

Copies of information to:

Allison M. Fumai Thomas J. Friedmann Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Telephone: (212) 698-3500 Facsimile: (212) 698-3599	Lauren B. Prevost Heath D. Linsky Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road, N.E. Atlanta, GA 30326 Telephone: (404) 233-7000 Facsimile: (404) 365-9532

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)(2)
Common Stock, par value $0.001 per share	150,000,000 shares of common stock	$10.00	$1,500,000,000	$193,200

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated August 15, 2014

PRELIMINARY PROSPECTUS

Maximum Offering of 150,000,000 Shares of Common Stock	Minimum Offering of 1,000,000 Shares of Common Stock

NexPoint Capital, Inc.

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate current income and capital appreciation primarily through investments in middle-market healthcare companies, middle-market companies in non-healthcare sectors, syndicated floating rate debt of large public and nonpublic companies and collateralized loan obligations, or CLOs. Our investments in CLOs will focus on the equity and mezzanine tranches of CLOs, which are subject to the highest risk of loss of all tranches of a CLO. We have no meaningful operating history and have not generated any income upon which you can evaluate our performance. (continued on following page)

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated, which are often referred to as “junk.” These securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may also be difficult to value and illiquid. We expect that many of our debt investments will include floating interest rates that reset on a periodic basis and typically will not require the borrowers to pay down the outstanding principal of such debt prior to maturity. These features of our debt investments will increase our risk of losing a substantial amount of our investments if borrowers are unable to pay the increased interest resulting from these reset provisions or if borrowers are unable to repay or refinance their debts at maturity. Investing in our shares of common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 33 to read about the risks you should consider before buying our shares including the risk of leverage.

•	You should not expect to be able to sell your shares of our common stock regardless of how we perform.

•	If you are able to sell your shares of common stock, you will likely receive less than your purchase price.

•	We may not list our shares of common stock on any securities exchange for what may be a significant time after the offering period, or ever, and we do not expect a secondary market in the shares of common stock to develop.

•	Because our common stock will not be listed on a securities exchange, you may be unable to sell your shares and, as a result, you may be unable to reduce your exposure on any market downturn.

•	We intend to implement a share repurchase program, but we do not expect to repurchase more than 10% of the weighted average number of shares that were outstanding in the prior calendar year. In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

•	You should consider that you may not have access to the money you invest for an indefinite period of time, and may never recover your initial investment in us. An investment in our shares of common stock is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Liquidity Event.”

•	Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of sales load, fees and expenses and such amounts will not be recoverable by our stockholders.

•	Our distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to our affiliate, NexPoint Advisors, L.P. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by NexPoint Advisors, L.P. may not continue in the future. If NexPoint Advisors, L.P. does not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to NexPoint Advisors, L.P. will reduce the future distributions to which you would otherwise be entitled.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon our registration, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by contacting us at 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Investor Relations, or by calling us collect at (877) 665-1287. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The use of projections or forecasts in this offering is prohibited. Any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any future benefit or tax consequence that may flow from an investment in our common stock is not permitted.

	Maximum Price to Public (2)	Maximum Sales Load	Proceeds to Us Before Expenses (3)
Maximum Offering
Aggregate	$1,500,000,000	$120,000,000	$1,380,000,000
Per Share	$10.00	$0.80	$9.20
Minimum Offering (1)
Aggregate	$10,000,000	$800,000	$9,200,000
Per Share	$10.00	$0.80	$9.20

The date of this prospectus is                     , 2014.

(1)	All subscription payments will be placed in an escrow account in trust for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC, we will promptly return all funds (including interest and without deducting any sales load or other fees or expenses) in the escrow account and we will stop offering shares. We expect to satisfy the minimum offering requirement at the time we begin a public offering of our shares through a concurrent private placement of shares of our common stock to our investment adviser. See “Plan of Distribution.”
(2)	Assumes all shares are sold at the initial offering price per share.
(3)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $100,000 of offering and other expenses for the minimum offering amount or approximately $15,000,000 of offering and other expenses for the maximum offering amount (approximately 1.0% of the gross proceeds) and such expenses, along with the sales load, will immediately reduce the net asset value of each share of common stock purchased in this offering. The net proceeds per share to us after the payment of offering and other expenses and the sales load will be approximately $9.10 and total proceeds to us after the payment of offering and other expenses and the sales load will be approximately $9,100,000 for the minimum offering amount and approximately $1,365,000,000 for the maximum offering amount. Because you pay an 8.0% sales load and we expect to pay approximately 1.0% in offering expenses (assuming the maximum amount of shares is sold), for every $100 you invest in shares in this offering, only $91 will actually be invested in us, which will be further reduced by other expenses, in addition to organizational and offering expenses, paid by us and therefore you as an investor in us. However, other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for certain expenses that constitute underwriting compensation in such amounts that, together with the sales load and reimbursements by us, do not exceed 10% of the gross proceeds from this offering. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors would pay an additional amount equal to up to 2.0% of the gross proceeds from this offering. See “Discussion of Operating Plans—Expenses” and “Plan of Distribution.”

(continued from cover page) While we may only invest up to 30% of our total assets in CLOs and other assets that are not qualifying assets, there will otherwise be no minimum or maximum percentage of our assets that may be invested in such investments. “Middle-market” companies include companies with annual revenues between $50 million and $2.5 billion and “syndicated floating rate debt” refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces.

NexPoint Advisors, L.P. will serve as our investment adviser and our administrator. NexPoint Advisors, L.P. was formed on March 20, 2012 and had approximately $812 million of capital under management as of March 31, 2014. NexPoint Advisors, L.P. has entered into an agreement with Highland Capital Management, L.P., its affiliate, pursuant to which Highland Capital Management, L.P. makes available to NexPoint Advisors, L.P. experienced investment professionals and other resources of Highland Capital Management, L.P. and its affiliates. Highland Capital Management, L.P., was founded in 1993 to focus on credit and alternative investments with approximately $20 billion of capital under management as of March 31, 2014. Neither we nor NexPoint Advisors, L.P. has any experience advising or administering a company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Through our affiliate, Highland Capital Funds Distributor, Inc., we are offering on a continuous basis up to 150,000,000 shares of common stock in this offering at a current offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that our shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then current net offering price, we will reduce our offering price in order to establish a new net offering price that is not more than 2.5% above our net asset value per share. Therefore, persons who tender subscriptions for our shares of common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of common shares and, as a result, may receive fractional shares. The minimum permitted purchase of our shares is $2,500.

We will not sell any shares of our common stock unless we raise gross proceeds of $10 million, the amount that we believe we must raise in this offering for our operations to be viable, from this offering or from any private offerings by one year from the date the registration statement of which this prospectus forms a part is declared effective by the Securities and Exchange Commission, or SEC, which we refer to as the minimum offering requirement. Pending either achievement of the minimum offering requirement or the one-year anniversary of the date the registration statement of which this prospectus forms a part is declared effective by the SEC, investors will not have access to their investment in us, without knowing whether the minimum offering requirement will be achieved and we will commence operations. Concurrent with the public offering, we have entered into a private placement with NexPoint Advisors, L.P., pursuant to which we will sell 1,065,217.39 shares of our common stock at $9.20 per share following the effectiveness of the registration statement, which reflects the public offering price of $10.00 per share less selling commissions and dealer manager fees, for gross proceeds of $9.8 million.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC using a continuous offering process. Periodically, as we make material investments or experience other material developments, we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, by filing a post-effective amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. We can offer no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment until the amended registration statement is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Additional Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in The City of New York are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we nor the dealer manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in our affairs, we will amend or supplement this prospectus.

INVESTOR SUITABILITY STANDARDS

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult for stockholders to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of NexPoint Advisors, L.P. and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards:

Idaho. In addition to the suitability standards noted above, an investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).

Iowa. In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, it is recommended that Iowa residents not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Kentucky. All Kentucky residents who invest in our securities must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 (as defined in the NASAA Omnibus Guidelines), or a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities.

Maine. It is recommended by the Maine Office of Securities that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Massachusetts. In addition to the general suitability standards listed above, Massachusetts investors may not invest more than 10% of their liquid net worth in us or in other illiquid direct participation programs.

Nebraska. In addition to the suitability standards noted above, Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000; and (ii) investors must limit their investment in us and in the securities of other direct-participation programs to 10% of such investor’s net worth.

New Jersey. New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico. In addition to the suitability standards listed above, a New Mexico investor’s aggregate investment in us, shares of our affiliates and in similar direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

North Dakota. North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.

Oregon. In addition to the general suitability standards listed above, an Oregon investor’s maximum investment in us and our affiliates may not exceed 10% of their liquid net worth, excluding home, furnishings and automobiles.

The minimum purchase amount is $2,500 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of Internal Revenue Code of 1986, as amended, or the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares acquired pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our common stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objective and the relative illiquidity of our common stock, shares of our common stock are an appropriate investment for those of you who become stockholders. The dealer manager and the selected broker-dealers selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our common stock is a suitable and appropriate investment for each prospective stockholder based on information provided by the prospective stockholder in the subscription agreement regarding the prospective stockholder’s financial situation and investment objectives. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our common stock is suitable and appropriate for a prospective stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans may be subject to the fiduciary duties imposed by applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and “NexPoint Capital” refer to NexPoint Capital, Inc., a Delaware corporation, and prior to our conversion to a corporation in June 2014, NexPoint Capital, LLC, a Delaware limited liability company;

•	“NexPoint Advisors” or the “investment adviser” or the “administrator” refers to NexPoint Advisors, L.P., a Delaware limited partnership; and

•	“Highland Capital Management” or “Highland” refers, collectively, to Highland Capital Management, L.P., a Delaware limited partnership, and its affiliates. Highland Capital Management employs all of NexPoint Capital’s investment professionals as well as those of NexPoint Advisors and its respective affiliates.

NexPoint Capital

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Code.

We are managed by NexPoint Advisors, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions for our portfolio.

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and nonpublic companies and mezzanine and equity tranches of CLOs. Middle-market companies include companies with annual revenues between $50 million and $2.5 billion and syndicated floating rate debt refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. We consider a healthcare company to be a company that is engaged in the design, development, production, sale, management, or distribution of products, services or facilities used for or in connection with the healthcare industry. Additionally, we consider the term healthcare company to include companies that are materially impacted by the healthcare industry (such as a contractor that derives significant revenue or profit from the construction of hospitals) as being engaged in the healthcare industry. We may invest without limit in companies that are not in the healthcare sector.

We focus our healthcare investments primarily on opportunities in companies we believe will benefit from the longterm changes that are coming in the healthcare industry as a result of implementation of the Patient Protection and Affordable Care Act, or the ACA. It is our belief that the implementation of the ACA will produce upheaval in the healthcare sector, affecting each sub-sector differently, producing a positive impact for some sub-sectors and a negative impact for others. We also believe some companies are well positioned to take advantage of these changes, while others will consolidate with stronger companies. Based on our understanding of the healthcare sector and the ACA legislation, we believe the process of implementation will take many years, creating a changing landscape for years to come.

Our primary areas of focus within the healthcare sector will be in the pharmaceuticals, devices, life sciences and facilities sub-sectors, as we believe these will be the most significant beneficiaries of the ACA implementation. We also intend to make opportunistic investments, including short sales, in other sub-sectors we believe will fare poorly as a result of the ACA. Although we believe the ACA will create upheaval for the healthcare industry, we also believe this upheaval will create substantial opportunities for investors with a knowledge of the ACA and how it may be expected to impact the industry.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objective by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term capital appreciation. In addition to the investments in the healthcare industry, we may invest a portion of our capital in other opportunistic investments in which NexPoint Advisors has expertise.

We seek to invest primarily in securities deemed by NexPoint Advisors to be high income generating debt investments and income generating equity securities of privately held companies in the United States. We expect the portfolio will be concentrated primarily in senior floating rate debt securities, although we may invest without limit in securities which rank lower than senior secured instruments and may invest without limit in investments with a fixed rate of interest. We will buy syndicated loans, various tranches of CLOs and other debt instruments in the secondary market as well as originate debt so we can tailor the investment parameters more precisely to our needs. We also intend to invest a portion of the portfolio in equity securities that are non-income producing, when doing so will help us achieve our objective of long-term capital appreciation. We expect the size of our positions will range from $2 million to $25 million, although investments may be larger as our asset base increases. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies. Prior to raising sufficient capital, we may make smaller investments.

Although our common stock may eventually be listed on an exchange and publicly traded, we do not intend to list our common stock on an exchange and do not expect a public market to develop for them in the foreseeable future. We believe that a non-traded structure is more appropriate for the nature of the assets in which we invest by allowing us to take a long-term view. While our offering price is subject to adjustment in accordance with the 1940 Act and our valuation policy, because our shares will not be listed on a national securities exchange, our stockholders will not be subject to the daily share price volatility associated with the public markets. To provide our stockholders with limited liquidity, we intend to conduct quarterly tender offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement. This will be the only method by which our stockholders may obtain liquidity prior to a liquidity event. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

We intend to seek to complete a liquidity event within five years following the completion of our offering stage; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. See “—Liquidity Event” for a discussion of what constitutes a liquidity event. We can offer no assurance that we will be able to complete a liquidity event on satisfactory terms or at all.

Our Investment Adviser

Our investment activities are managed by our investment adviser, NexPoint Advisors. NexPoint Advisors is an SEC-registered investment adviser and had approximately $812 million of capital under management as of March 31, 2014. Together with NexPoint Advisors and its other affiliates, Highland Capital Management had approximately $20 billion in assets under management as of March 31, 2014. The firm specializes in credit strategies, such as credit hedge funds, long-only funds and separate accounts, distressed-for-control private equity and CLOs. NexPoint Advisors’ affiliates also offer alternative investment-oriented investment vehicles, including asset allocation, long/short equities, real estate and natural resources.

Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. NexPoint Advisors was organized in March 2012 and is a registered investment adviser under the Advisers Act. Under the investment advisory agreement, or the Investment Advisory Agreement, with NexPoint Advisors, we pay NexPoint Advisors both a base management fee and an incentive fee. See “The Offering — Investment Advisory Agreement.”

NexPoint Advisors has entered into an agreement with Highland Capital Management, its affiliate, pursuant to which Highland Capital Management makes available to NexPoint Advisors experienced investment professionals and other resources of Highland Capital Management and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us. Highland Capital Management was founded in 1993 by Jim Dondero and Mark Okada. President, co-founder and majority partner, Mr. Dondero has led Highland since its inception over 20 years ago. Over the past 20 years, Highland was an early pioneer of the syndicated bank loan asset class. In 1996, Highland launched its first CLO, the first non-bank issued asset backed security structure with syndicated bank loans as the underlying asset. Highland has been a leading alternative asset manager with a historical focus on the healthcare sector. As of March 31, 2014. Highland has made over $10 billion in healthcare investments, currently manages a distressed private equity fund with a heavy healthcare focus, manages several healthcare focused funds and, as of March 31, 2014, had a team of thirteen investment professionals focused on the healthcare industry. Highland employs all of the personnel who provide services to NexPoint Advisors.

NexPoint Advisors’ senior management has significant experience in healthcare related investments, in underwriting investments in middle market and privately held companies and in identifying, evaluating and managing distressed investments. The team is also familiar with how to utilize all levels of a company’s capital structure to generate income and long-term value and appreciation. In addition to the management and investment teams, the operations team has significant experience in the operational and regulatory management of registered funds. The business development company team will utilize 23 professionals, 13 of which are focused on healthcare, a team of operations personnel, a team of five compliance professionals and a team of eight restructuring specialists.

Conversion

On June 10, 2014, NexPoint Capital, LLC converted into a Delaware corporation, NexPoint Capital, Inc., and all of the outstanding limited liability company interests in NexPoint Capital, LLC converted into shares of common stock in NexPoint Capital, Inc. As part of this conversion the existing member of NexPoint Capital, LLC, NexPoint Advisors, received an aggregate of 21,739.13 shares of our common stock in exchange for the 21,739.13 limited liability company interests it owned in NexPoint Capital, LLC, representing an estimated equivalent price of $9.20 per share based on the fair value of the assets contributed by NexPoint Advisors in connection with our formation, as determined by our board of directors.

Summary Risk Factors

Investing in our shares involves an above average degree of risk and is intended for long-term investors. You may lose all or part of your investment. The disclosure in this section is only a summary of the risks of an investment in our shares. See “Risk Factors” beginning on page 33 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

•	We are a new company with a limited operating history.

•	The lack of experience of our investment adviser operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.

•	We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	There are significant potential conflicts of interest that could affect our investment returns.

•	We have not yet identified the investments we will acquire using the proceeds of this offering. As a result, you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. This offering may be considered a “blind pool” offering.

•	Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

•	We are subject to risks associated with middle-market healthcare companies, including competition, extensive government regulation and commercial difficulties.

•	We may expose ourselves to risks if we engage in hedging transactions, including the risk that hedging will limit the opportunity for gain if the values of the underlying portfolio positions should increase and the risk that an imperfect correlation between hedging instruments and the portfolio holdings being hedged may prevent us from achieving the intended hedge and expose us to risk of loss.

•	Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you will not be able to recover the amount of your investment in those shares.

•	Our distribution proceeds may exceed our earnings and profits, particularly during the period before we have substantially invested the net proceeds from our public offering. We may pay distributions from an unlimited amount of offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions. As a result, portions of the distributions that we make may represent a return of capital, which is the return of your original investment in us, after subtracting sales load, fees and expenses directly or indirectly paid by you. A return of capital reduces the amount of funds we have available for investment in targeted assets. While a return of capital is not currently taxable, it will lower your tax basis in your shares, which may increase your gain or decrease your loss in connection with a sale of our shares.

•	This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be more limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

•	Our portfolio investments may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments

•	If we invest in the loan of a portfolio company that is unable to pay interest and principal when due, our net asset value may decline and we may be unable to pay dividends and to service our contractual obligations.

•	When interest rates increase, floating rate interest rate reset features on debt instruments may make it more difficult for borrowers to repay their loans, and separately, will make it easier for NexPoint Advisors to meet its income incentive fee threshold without any additional effort

•	We may recover little or no unpaid principal or interest on a loan or other security if the borrower of such loan or other security were to default, even when such debt obligations are first lien or second lien debt obligations or are otherwise secured.

•	Investors in our common stock may lose all or part of their investment in us.

•	Our CLO investments may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies. Our investments in equity and mezzanine tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

Potential Market Opportunity

We believe there are currently, and will continue to be, significant investment opportunities in middle-market companies and larger private companies, particularly in the healthcare sector and particularly in income producing securities, in the United States. Additionally, we believe there continues to be attractive investment opportunities in the syndicated floating rate debt and CLO markets.

Our investments will generally be in the range of $2 million to $25 million primarily in debt securities of middle-market companies. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies. Prior to raising sufficient capital, we may make smaller investments. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base. Target businesses will typically exhibit some or all of the following characteristics: (1) exposure to healthcare sub-sectors we believe will benefit from implementation of ACA; (2) exposure to non-healthcare sub-sectors we believe will benefit from a rising interest rate environment and the Federal Reserve’s policies in response to rising rates; (3) a U.S. base of operations; (4) an experienced management team executing a long-term growth strategy; (5) discernable downside protection through recurring revenue or strong tangible asset coverage; (6) defensible niche product/service; (7) products and services with distinctive competitive advantages or other barriers to entry; (8) stable and predictable free cash flows; (9) existing indebtedness that may be refinanced on attractive terms; (10) low technology and market risk; (11) strong customer relationships; and (12) low to moderate capital expenditure requirements.

We expect that deal flow and idea generation for investments will primarily originate from NexPoint Advisors and its affiliates’ existing and extensive network of informal and unconventional deal sources in the middle market business community. Once potential investments have been identified, we, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser will then work with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser will work to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We will actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally will include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio structure and risk exposure.

Investments in Middle-Market Healthcare Companies

Our portfolio of middle-market investments will have a focus on companies in the healthcare sector as we believe there is a large and growing opportunity in this sector. Our belief is predicated on the upheaval we believe will result from implementation of the ACA and from the growing utilization of healthcare by the population. We believe that full implementation of the ACA will result in the largest restructuring of the healthcare industry since the passage of Medicare and Medicaid in the 1960’s. The stated purpose of the ACA is to enable all U.S. citizens to access affordable healthcare. The legislation seeks to do this by increasing the reach of Medicare and Medicaid, by imposing minimum requirements and rules for insurance companies with regard to the coverage and to whom they must offer it, by mandating coverage by large private employers, and by setting up exchanges for individuals who do not have access through their employer. In the process, we believe the ACA will transform the way patients access medical care as well as modernize the infrastructure of healthcare delivery. We believe this implementation will create distinct “winners” and “losers.” As such, identifying and investing in the winners and avoiding the losers should be a key to succeeding in the healthcare sector.

In addition to creating distinct “winners” and “losers,” we believe the industry will experience a large scale consolidation. As a result of implementation of the ACA and ongoing budget deficits at the U.S. federal and state level, we expect that the government will continue to squeeze healthcare providers, putting pressure on their profitability. We believe smaller participants in the industry will seek to consolidate to gain the necessary economies of scale. This will require a tremendous amount of capital. Also, the ACA, once fully implemented, should dramatically expand the number of users of healthcare services, creating demand for: (1) pharmaceuticals, (2) devices, (3) life sciences, (4) facilities and (5) insurance. In preparing to accommodate a large number of new participants in the healthcare model, we believe healthcare providers will require large amounts of capital to expand their businesses and modernize their technology and infrastructure.

Healthcare is a defensive and stable sector that has experienced out-sized growth and consistency during the past four decades. There are three primary growth drivers of healthcare: (1) demographics, (2) price inflation and (3) per-person utilization of care. The historical demographic growth rate has been 0.97%. Price inflation in healthcare has added an additional 5.30%, almost double the baseline U.S. GDP growth rate since 1970 of 2.90%. Utilization is a function of access to health insurance as well as aging demographics. In the past three decades, the population above 90 has tripled and is expected to quadruple over the next three decades. Due to these drivers, healthcare has moved from 3% of GDP in 1980 to 18% today and is expected to continue to grow.

Investments in Middle Market Non-Healthcare Companies

Since 2009, credit market conditions have improved as stability has returned to the U.S. financial system. The Federal Reserve instituted a zero interest rate policy and has been successful in keeping rates low across the yield curve. As a result, investor and business confidence has returned and the economy and employment have been growing, although slower than pre-2008. Despite the improvement, growth and employment remain sluggish. Despite these headwinds, we believe that some industries continue to flourish, such as healthcare and energy. We believe that as interest rates rise, financing for middle market companies in all sectors will become more difficult. The capital requirements of business in many sectors will be enormous in the coming years. These companies will, in our opinion, turn more and more to specialty finance vehicles, such as us, to procure the capital they need for growth. We view the financing of middle market companies to be an underserved area, presenting enormous opportunities.

The U.S. Census Bureau statistics from its economic census in 2007 indicate there are over 40,000 U.S. businesses classified as “middle market” (annual revenues between $50 million and $2.5 billion) while there are approximately only 1,200 companies with annual revenues in excess of $2.5 billion. We believe middle market companies represent an outsized potential for growth compared to larger companies. Additionally, these companies require large amounts of capital to grow their businesses but have limited access to more traditional capital providers. Despite the size of the market, there are few providers of financing for middle market companies. Underwriting credit to a private company requires more diligence and a specific skill set that large financial institutions typically do not possess and requires more time than they are willing to invest. It is this lack of access and competition that drives the opportunity, as it should allow us to pick the best companies and negotiate more favorable terms.

As a large percentage of our investments are expected to be in the form of floating rate debt, we will be able to create a portfolio of middle market companies that we believe will have an increasing income stream over time, particularly as interest rates increase above their historic lows. Also, as floating rate debt reduces the interest rate risk inherent in longer duration credit instruments, we can build a portfolio that has mostly credit risk, which we believe NexPoint Advisors and its affiliates have significant experience at assessing.

Investments in Large Syndicated Floating Rate Debt

A large portion of the investments we make in middle market companies are expected to be in the form of floating rate instruments. Also, a portion of the portfolio will be invested in large syndicated floating rate debt of non-public and public companies. Syndicated floating rate debts are loans originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. Floating rate loans have a base rate that adjusts periodically plus a spread over the base rate. The base rate is typically the three-month London Interbank Offered Rate, or LIBOR, and resets every 90 days. With rates resetting in an environment where the prevailing base rate is increasing, the income stream from a floating rate instrument will increase. Syndicated floating rate debt offers certain benefits:

High current income. Historically, floating rate loans have lower yields than high yield bonds, due in part to better credit and interest-rate risk profile, but still offer an attractive risk-reward income dynamic. However, today floating rate yields are comparable to high-yield bonds.

Adjustable coupon payment. Floating rate loans are structured so that interest rates reset on a predetermined schedule. When interest rates rise, coupon payments increase, and vice versa, with little lag time (typically 90 days or less). This feature greatly reduces the interest rate, or duration, risk inherent in high yield bonds, which typically never reset. Therefore, as rates rise, the value of a high yield bond should decline while the value of a floating rate loan should remain stable.

Priority in event of default. In the event of a default, floating rate loans typically have a higher position in a company’s capital structure, have first claim to assets and greater covenant protection than high yield bonds. As a result, floating rate loans have generally recovered a greater percentage of value than high yield bonds. Also, the default rate for floating rate loans has historically been lower than defaults of high yield bonds.

Reduced Volatility. The return of floating rate loans has historically had a low correlation to most asset classes and a negative correlation with some asset classes. Therefore, adding floating rate loans to a portfolio should reduce volatility and risk.

In our view, an allocation to large syndicated floating rate debt provides stable value with high current income and offers the portfolio liquidity.

Investments in CLOs

We view CLOs as an excellent way to gain exposure to syndicated floating rate debt at a less expensive price and higher yield with greater upside potential for capital appreciation while minimizing interest rate risk. CLO vehicles are entities formed to manage a portfolio of syndicated bank loans. The CLO vehicle raises capital by issuing equity and multiple tranches of debt and uses the proceeds to buy the underlying portfolio of syndicated bank loans. The syndicated bank loans the CLO is allowed to purchase is limited by criteria established within the documents governing the CLO. The CLO also has certain priority of payment provisions or “waterfall” provisions that benefit the higher rated debt tranches. Documents governing CLOs typically provide for adjustments to the “waterfall” in the event certain tests are triggered, diverting cash to the higher rated debt tranches.

We view CLOs as the last asset class that is still dislocated from the fallout in 2008, providing high income and high relative value. In our opinion, the long-term cost of capital that older vintage CLOs have secured is relatively cheap compared to current spreads and associated LIBOR floors. This creates opportunities to purchase certain equity and mezzanine tranches of CLO debt that may provide attractive risk-adjusted returns. The secondary market for CLO mezzanine debt and equity, although still small, has become more liquid since 2009. Additionally, Highland is one of the largest participants in the secondary market for CLO debt, which we believe gives us greater access to the asset class and potential opportunities.

Although we believe that CLOs that closed prior to 2008, or pre-2008 vintage, present excellent opportunities, we believe post-2010 CLOs, or post-2010 vintage, offer interesting features and potential value as well. Generally, these CLOs have a higher cost of capital and thus lower return for the equity tranche, but they offer appealing structural features that are superior to pre-2008 vintage CLOs. These features typically include: better credit enhancements, lower leverage, stronger collateral packages and lower fees to the collateral manager. We believe the pre-2008 vintage CLO market is large but that many of these CLOs are near the end of their reinvestment periods. We believe pre-2008 vintage CLOs will begin to wind down in the next few years and the sponsors will call the debt tranches at par. We believe that the CLO market was revived after 2010 and that new issuances of CLOs increased significantly in 2013. We therefore believe there will be long-term opportunities in CLO debt and equity tranches, as the post-2010 vintage CLO market continues to grow and pre-2008 vintage CLOs wind down. We may invest in both pre-2008 vintage and post-2010 vintage CLOs.

Potential Competitive Strengths

NexPoint Advisors has entered into an agreement with Highland Capital Management, its affiliate, pursuant to which Highland Capital Management makes available to NexPoint Advisors experienced investment professionals and other resources of Highland Capital Management and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us. Highland has invested in the healthcare sector since 1993, in credit across all sectors, and in structured products. Highland’s investments have spanned the range from large capitalization companies that are publicly traded to small, privately held companies and to distressed companies that have been successfully turned around. We believe Highland’s expertise in underwriting credit across all sectors will give us an advantage in identifying and investing in the best middle market companies in syndicated loans and CLOs. Highland has a team of 13 professionals focused on healthcare investing across a wide range of asset classes, a team of 10 professionals focused on investing in non-healthcare credit, a team of four professionals focused on investing in structured products.

Highland’s head of healthcare investing, Michael Gregory, is an expert in healthcare policy, having received a degree from the Yale School of Management’s highly specialized joint program in healthcare within the Yale School of Medicine, Management and Public Policy. Mr. Gregory has been investing in the healthcare sector for 15 years. Mr. Gregory’s healthcare team includes, Andrew Hilgenbrink, a Ph.D. in Chemistry from Purdue University and specializes in the biotechnology and pharmaceuticals sub-sectors. Mr. Hilgenbrink’s advanced degree and years of investing in these sectors gives him a deep knowledge of the science underpinning biotechnology and drugs as well as an understanding of how the U.S. Food & Drug Administration’s approval process works. Highland also employs specialists in other sub-sectors of healthcare with an average of 12 years of experience investing in healthcare. Of the Highland professionals focused on the healthcare sector, six of them are restructuring specialists that currently work closely with management teams of healthcare companies and in many cases hold a board seat on such companies.

Highland’s head of credit research, Trey Parker, has 15 years of experience in credit investing, including experience in middle market and distressed investing. Mr. Parker leads a team of 14 analysts focused on all economic sectors. Over the past 20 years, Highland has invested billions of dollars in floating rate debt in thousands of companies. Highland is a well-recognized leader and innovator in the asset class. In the 1990s, Highland helped bring the asset class into the mainstream for institutional and retail investors. In 1996, Highland developed the Wall Street Office software program, or WSO, to track floating rate bank loans. Today, WSO, which is owned by Markit Partners, is the de facto program used for tracking loans by over 140 institutions.

Highland’s head of structured products, Josh Terry, has six years of experience with structured products and ten years experience with credit investing, including experience in middle market and distressed investing. Mr. Terry leads a team of four professionals focused on structured products.

Highland launched the first non-bank CLO in 1996 and has launched or managed more than 35 CLOs over the past 20 years exceeding $30.7 billion in assets. Highland is a large manager of CLOs in the United States and is a large investor in CLO debt and equity in the secondary market. Because of our experience managing CLOs and the underlying asset pools, including floating rate bank loans, we believe that we have an unparalleled ability to evaluate CLO debt for purchase in the secondary market.

Highland’s credit platform has been through many credit cycles over the past 20 years, and Highland remains a recognized leader in the credit space, winning numerous industry awards and recognition from peers. Highland has a proprietary credit underwriting process and maintains coverage of many public and non-public companies across all sectors. Investments are reviewed by the analyst team and approved by a credit committee that meets daily. The process includes on-going monitoring of all investments.

We believe the breadth, depth and experience of Highland’s platform provides a significant advantage in sourcing, analyzing, monitoring and managing investment opportunities. Highland has a large back office operations team that has years of experience in settling and tracking bank loan investments. Highland also has a dedicated team that operates registered funds, works with third party service providers, interacts with portfolio managers to provide timely information and portfolio statistics, and has experience interacting with legal counsel and a board of directors. Highland’s valuation team has years of experience valuing investments in middle market and other non-public companies.

We believe the long-term investment horizon we are afforded through the business development company structure will allow us flexibility to find the investments that will deliver the highest value to our investors. Unlike a typical private equity or venture fund, we are not required to return capital once a liquidity event is realized in an underlying investment. With the uncertainties inherent in the Federal Reserve’s actions regarding interest rates and quantitative easing and the implementation of the ACA, particularly the delays in implementation already experienced, we believe it is difficult to make the best investment decisions if required to work under a finite time line. Because of the permanent capital vehicle structure, we believe we can offer an institutional-type strategy focused on the healthcare sector with institutional management capabilities to investors.

Operating and Regulatory Structure

Our investment activities will be managed by NexPoint Advisors and supervised by our board, a majority of whom are independent of Highland Capital Management, NexPoint Advisors and their respective affiliates.

As a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investments. Under the rules of the 1940 Act, “eligible portfolio companies” include:

•	private U.S. operating companies;

•	public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act; and

•	public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation—Qualifying Assets.”

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Tax Matters.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. We expect to use leverage to finance a portion of our investments in the future consistent with the rules and regulations under the 1940 Act. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so.

We expect to incur leverage through either a traditional credit facility or a private, consolidated securitization vehicle rather than through an issuance of preferred stock. We may grant a security interest in up to 100% of our assets under the terms of any debt instruments into which we enter. In addition, under the terms of any credit facility or other debt instruments into which we enter, we may be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to other uses.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities to, banks, insurance companies and other lenders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside other clients of NexPoint Advisors and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of Highland Capital Management and our investment adviser. Under this allocation policy, a calculation based on the type of investment would be applied to determine the amount of each opportunity to be allocated to us. This allocation policy would be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates (including clients that may pay higher fees to NexPoint Advisors or its affiliates or in which our portfolio managers have personal interest in the receipt of such fess). If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata, based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. This allocation policy will be periodically reviewed and approved by our independent directors.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, Highland Capital Management and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including for example, through random or rotational methods. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Our investment adviser or its affiliates may have other clients with similar or competing investment objectives. Our investment adviser or its affiliates may have obligations to other clients or investors in those other entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our investment adviser and its affiliates manage or sponsor other investment funds, accounts or other investment vehicles. Our investment objective may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, our investment adviser may face conflicts of interest in the allocation of investment opportunities among us and other investment funds, accounts or other investment vehicles advised by or affiliated with our investment adviser. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure — Conflicts related to the obligations of NexPoint Advisors or its affiliates have to other clients.” Additionally, under our incentive fee structure, NexPoint Advisors benefits when we recognize capital gains and, because NexPoint Advisors determines when a holding is sold, NexPoint Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to NexPoint Advisors is based on our average adjusted gross assets, including those assets acquired through the use of leverage, NexPoint Advisors has a financial incentive to incur leverage. See “Risk Factors —Risks Relating to our Business and Structure — Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.”

Because our dealer manager, Highland Capital Funds Distributor, Inc., is an affiliate of NexPoint Advisors, its due diligence review and investigation of us cannot be considered an independent review.

See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns” and “Certain Relationships and Related Party Transactions.”

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, each of which will be subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $2,500. We are required to raise at least $10 million from the offering of our shares under this prospectus or from private offerings not conducted under this prospectus within one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC in order to satisfy the minimum offering requirement. Upon satisfying this minimum offering requirement, offering proceeds will be released to us, and we will commence operations. Concurrent with the public offering, we have entered into a private placement with NexPoint Advisors, pursuant to which we will sell 1,065,217.39 shares of our common stock at $9.20 per share following the effectiveness of the registration statement, which reflects the public offering price of $10.00 per share less selling commissions and dealer manager fees, for gross proceeds of $9.8 million.

We are offering our shares on a continuous basis at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.nexpointadvisors.com.

A decline in our net asset value per share to an amount more than 2.5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 2.5% below our current net offering price and (2) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors intends to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, subsequent investors will purchase shares at a net offering price per share which represents a premium to the net asset value per share of greater than 2.5%.

Highland Capital Funds Distributor, Inc. will act as the dealer manager in connection with the sale of shares registered in this offering. The dealer manager was formed in June 2012 and is an affiliate of our investment adviser.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $2,500 and pay such amount at the time of subscription. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for NexPoint Capital, Inc.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account. See “—How to Subscribe.”

Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by our escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross proceeds of $10 million by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares of our common stock. We will not deduct any fees or expenses if we return funds from the escrow account.

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement provided by your financial representative. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•

Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. Prior to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for NexPoint Capital, Inc.” Subsequent to satisfying the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.” The initial minimum permitted purchase is $2,500. Additional purchases must be made in increments of $500.

•	By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive a final prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private U.S. companies in accordance with our investment objective and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. We can offer no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or structure our investment portfolio as anticipated. Pending investment of the proceeds raised in this offering, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. We may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders and for general corporate purposes. See “Use of Proceeds.”

Share Repurchase Program

We do not currently intend to list our shares of common stock on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. See “Share Repurchase Program.”

Beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. Each offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our board of directors will consider any requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. We intend to seek exemptive relief from Regulation M under the Exchange Act from the Division of Trading and Markets of the SEC in connection with our share repurchase program. See “Share Repurchase Program.”

Liquidity Event

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. However, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public equity offering in any continuous two-year period. We may not pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future.

A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, we can offer no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, we can offer no assurance that we will complete a liquidity event at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including portfolio structure, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Reports to Stockholders

Within 45 days after the end of each fiscal quarter, we will file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we will file our annual report on Form 10-K. These reports, along with any prospectus supplements, current reports on Form 8-K or any amendments to these reports will be made available free of charge on our website at www.nexpointadvisors.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part.

On a quarterly basis, we will send information to all stockholders of record regarding the source of distributions paid to our stockholders in such quarter.

Company Information

Our principal executive offices are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, telephone number (877) 665-1287. Our corporate website is located at www.nexpointadvisors.com. Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common Stock Offered by Us	Up to a maximum of 150,000,000 shares.

Use of Proceeds	We plan to invest the net proceeds of this offering and the private placement in accordance with our investment objective and the strategies described in this prospectus and for general corporate purposes, including payment of operating expenses.

Pending the investment of the offering proceeds, we intend to invest the net proceeds of this offering and the private placement primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than our other investments and, accordingly, may result in lower distributions. See “Use of Proceeds.”

Distributions	Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors. For example, our board of directors may periodically declare stock distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to NexPoint Advisors. Each year a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Tax Matters.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. Stockholders who elect to receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who receive their distributions in cash. See “Distribution Reinvestment Plan.”

Investment Advisory Agreement	Under the Investment Advisory Agreement, we will pay NexPoint Advisors a base management fee and an incentive fee for its services.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds which equals the “total assets” line on our Statement of Assets and Liabilities.

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based and payable quarterly in arrears, will equal 20.0% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.875% quarterly (7.5% annualized) Hurdle Rate (as defined under “Fees and Expenses”) subject to a “catch-up” feature. The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to our investment adviser only if and to the extent we actually receive such interest in cash. We will reverse any such accrued incentive fees if and to the extent such accrued interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The second component, which is capital gains-based, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20.0% of our cumulative aggregate realized capital gains from our formation through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such calendar year, less the aggregate amount of any previously paid capital gains incentive fees. The second component of the incentive fee is not subject to any minimum return to stockholders.

See “The Adviser and the Administrator—Investment Advisory Agreement.”

Taxation	We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute for each taxable year at least 90% of our investment company income, which is generally our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. See “Distributions” and “Tax Matters.”

Leverage	As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. See “Risk Factors—Risks Relating to our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.” and “Discussion of Operating Plans.”

Distribution Reinvestment Plan	We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.

We expect to coordinate distribution payment dates so that the same price that is used for the semi-monthly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under our distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in our offering at the semi-monthly closing conducted on the day of or immediately following the distribution payment date, and such price may represent a premium to our net asset value per share. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed on purchases pursuant to our distribution reinvestment plan.

Administration Agreement	We have entered into an administration agreement, or the Administration Agreement, with NexPoint Advisors under which we have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. To the extent that NexPoint Advisors outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to NexPoint Advisors. In no event, however will we-reimburse NexPoint Advisors, under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. See “The Adviser and the Administrator—Administration Agreement.”

Anti-Takeover Provisions	Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. See “Description of Capital Stock.” In addition, our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Capital Stock.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as our custodian, and DST Systems, Inc. will serve as our transfer and distribution paying agent and registrar. See “Custodian, Transfer Agent, Distribution Paying Agent and Registrar.”

Additional Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. Upon our registration, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov.

Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.nexpointadvisors.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Investor Relations, or by telephone at (877) 667-1287.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “NexPoint Capital,” or that “we” will pay fees or expenses, stockholders will directly or indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price) (1)
Sales load (2)	8.0%
Offering expenses (3)	1.0%

Total stockholder transaction expenses	9.0%
Annual expenses (as a percentage of average net assets attributable to common stock) (1)
Base management fee (4)	3.0%
Incentive fees payable under our Investment Advisory Agreement (20.0%) (5)	0%
Interest payments on borrowed funds (6)	1.5%
Other expenses (7)	4.8%

Total Annual Expenses	9.3%
Less: Fee waivers and expense reimbursement (8)	2.7%

Total annual expenses after fee waivers and expense reimbursement	6.6%

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) a 8.0% sales load (underwriting discounts and commissions) and offering expenses totaling $10 or 1.0%, (2) total estimated annual expenses of 6.6% of net assets attributable to our common stock as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation) (1)	$150	$309	$454	$765
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee) (1)	$154	$313	$459	$772

This example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

The example assumes that no dividends or distributions are reinvested. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we had an annual return of less than 5% on net investment income, the incentive fee under our Investment Advisory Agreement would not be earned or payable. If our annual return derived entirely from net realized gains from our inception to date, our expenses, and returns to investors, would be higher. The increased expense to investors in this scenario would result from the fact that incentive fees based on capital gains are not subject to a hurdle rate. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for more information regarding our distribution reinvestment plan.

(1)	The amounts shown under “Stockholder transaction expenses” and “Annual expenses” and in the example assume that we sell $10 million worth of shares of our common stock (the minimum offering requirement) during the following twelve months, that our net offering proceeds from such sales equal $9.1 million, that our average net assets during such period equal one-half of the net offering proceeds, or $4.6 million, and that we borrow funds equal to 33% of our average net assets during such period, or $2.3 million. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 1.0%. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum amount permitted by FINRA. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors would pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering. These amounts are reflected as offering expenses in the table above.

(3)	Amount reflects estimated offering expenses to be paid by us of $100,000 if we raise $10 million in gross proceeds.

(4)	Our base management fee is calculated at an annual rate of 2.0%, is based on the average value of our gross assets (including cash and cash equivalents and assets acquired using borrowings for investment purposes) and is payable quarterly in arrears. See “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee.” For purposes of calculating our adjusted average gross assets, we expect to recognize any interest rate swap derivatives on the balance sheet as either an asset or liability measured at fair value. Because the base management fee is based on our gross assets, when we utilize leverage, the base management fee as a percentage of the net assets attributable to common stock will increase. Net assets equals adjusted gross assets less any outstanding liabilities and outstanding borrowings. For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 2.0% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval.

The SEC requires that the “management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The base management fee in the table above assumes borrowings to fund investments of approximately $2.3 million at the end of the first 12 months.

(5)	We anticipate that we may have capital gains and interest income that result in the payment of an incentive fee to NexPoint Advisors in the following twelve months. However, the incentive fee payable to NexPoint Advisors is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this table. We expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and realize capital gains upon the sale of investments in our portfolio companies.

The incentive fee will consist of two components. The first component, which we refer to as the income incentive fee, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. The second component of the incentive fee, which we refer to as the capital gains incentive fee, will be an incentive fee on capital gains earned on liquidated investments from our portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. See “The Adviser and the Administrator—Investment Advisory Agreement—Incentive Fee” for a full explanation of how this incentive fee is calculated. Because the example above assumes a 5.0% annual return, the incentive fee under the Investment Advisory Agreement would not be payable in the following twelve months.

(6)	We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 33% of our average net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the following twelve months depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and capital markets conditions. We do not plan to issue preferred stock during the next twelve months.

(7)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation for administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts we expect to pay during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly formed entity.

(8)

Pursuant to an expense limitation agreement, NexPoint Advisors is contractually obligated to waive fees and, if necessary, pay or reimburse certain other expenses to limit the ordinary “Other Expenses” in this table to 1.0% of the quarter-end value of our gross assets through the one year anniversary of the effective date of the registration statement of which this prospectus forms a part. The obligation does not extend to interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, Acquired Fund Fees and Expenses, expenses payable under the Administration Agreement or expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies. The obligation will automatically renew for one-year terms unless it is terminated by us or NexPoint Advisors upon written notice within 60 days of the end of the current term or upon termination of the Investment Advisory Agreement. There can be no assurance that the expense limitation agreement will be renewed. In the event that the expense limitation agreement is terminated by either party, investors will likely bear higher expenses. Any fees waived or expenses reimbursed by NexPoint Advisors pursuant to the expense limitation agreement are subject to possible recoupment by NexPoint Advisors within three years. The recoupment by NexPoint Advisors will be limited to the amount or previously waived fees or reimbursed expenses and cannot cause our expenses to exceed any expense limitation in place at the time of recoupment.

In addition, pursuant to the Administration Agreement, we will only reimburse NexPoint Advisors for our allocable portion of overhead and other expense incurred by NexPoint Advisors in performing its obligations under the Administration Agreement up to a maximum amount of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies are not subject to this cap on reimbursement. Reimbursement to NexPoint Advisors under the Administration Agreement will be at cost, with no mark-up paid by us.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate our investment adviser for the investment and management of our assets. All of the items of compensation, fees, expense reimbursements and other payments that we expect to pay to the dealer manager and the investment adviser for services relating to this offering and the investment and management of our assets are included in the table below. Each of these items will be borne directly or indirectly by investors in this offering. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes our shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the income incentive fee and capital gains incentive fee are calculated, see “The Adviser and the Administrator—Investment Advisory Agreement.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,500,0000,000)
	Fees to the Dealer Manager

Sales Load

Selling commissions (2)	7.0% of gross proceeds from this offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$105,000,000

Dealer manager fee (2)	Up to 1.0% of gross proceeds from this offering; all or a portion of which may be re-allowed to selected broker-dealers.	$15,000,000

	Reimbursement to Our Investment Adviser

Other organization and offering expenses (3)	We will reimburse NexPoint Advisors for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the organizational and offering expenses borne by us to exceed 1.0% of the gross proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $15,000,000 million, or 1.0% of the gross proceeds, if we use the maximum amount offered.	$15,000,000

	Investment Adviser Fees

Base management fee	The base management fee is calculated at an annual rate of 2.0% of our average gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and payable quarterly in arrears.	$27,300,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,500,0000,000)
Income incentive fee

Income incentive fee will be calculated and payable quarterly in arrears, commencing with the quarter ending September 30, 2014, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. The operation of the first component of the incentive fee for each quarter is as follows:

•     no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.875% (7.5% annualized)(4);

•     100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.34375%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.34375% in any calendar quarter, our investment adviser will receive 20.0% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply;

•     and 20.0% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser.

These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance. We will disclose the amount of the income incentive fee in our quarterly and annual reports filed with the SEC under the Exchange Act.
For purposes of this fee, Pre-Incentive Fee Net Investment Income means in each case on a consolidated basis interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($1,500,0000,000)
	quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Capital Gains Incentive Fee	The capital gains incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement), and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets that we hold. We have not commenced operations and have no prior performance. We will disclose the amount of any incentive fee on capital gains earned on our investments in our quarterly and annual reports filed with the SEC under the Exchange Act.

	Administration Fee

Administration fee	We will reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. In no event, however, will we reimburse NexPoint Advisors, under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. Expenses payable to NexPoint Advisors for providing managerial assistance to our portfolio companies on our behalf are not subject to this cap on reimbursement.	$5,460,000

(1)	Assumes all shares are sold at the initial offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(2)

The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.
(3)	The organizational and offering expense reimbursement consists of costs incurred by NexPoint Advisors and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of NexPoint Advisors employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which will include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by NexPoint Advisors. NexPoint Advisors will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed 1.0% of the gross proceeds from this offering, without recourse against or reimbursement by us.
(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to NexPoint Advisors.

Certain of the advisory fees payable to NexPoint Advisors are not based on the performance of our investments. See “The Adviser and the Administrator—Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to NexPoint Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

CERTAIN QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering. See “Risk Factors” beginning on page 33 for information about the risks you should consider before investing in our shares.

Q: What is a business development company?

A:	Business development companies are closed-end management investment companies that are subject to only certain provisions of the 1940 Act, as well as the provisions of the Securities Act and the Exchange Act. Business development companies make investments in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. Business development companies can be internally or externally managed and generally elect to be taxed as RICs for federal income tax purposes.

Q: Who will make the investment decisions?

A:	All investment decisions will be made by NexPoint Advisors. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Beginning with the second anniversary of the date of the Investment Advisory Agreement, our board of directors will annually consider approval of the Investment Advisory Agreement for an additional one-year term.

Q: What is the experience of NexPoint Advisors?

A:	Our investment activities will be managed by NexPoint Advisors, who will oversee the management of our activities. NexPoint Advisors’ senior management team has significant experience across private lending, private equity and healthcare investing. NexPoint Advisors has no previous experience advising or administering a company that has elected to be treated as a business development company under the 1940 Act. See “Management of the Company” for more information on the members of the senior management team.

Q: What is the length of the offering?

A:	This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to purchase shares and submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q: What is a “best efforts” offering?

A:	When securities are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the offered securities. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock.

Q: What will occur if a minimum of $10 million is not raised in this offering?

A:

We will not sell any shares unless we sell a minimum of $10 million in shares in this offering or from any private offering by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC.

Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us.

If we do not raise gross proceeds of $10 million by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC, the escrow agent will promptly return all funds in the escrow account (including interest) to subscribers, and we will stop offering shares. We will not deduct any fees or expenses out of any funds returned to subscribers from the escrow account. If we satisfy the minimum offering requirement, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q: Who can purchase shares in this offering?

A:	In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000 or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of NexPoint Advisors and (e) the tax consequences of the investment. Residents of certain states have additional suitability standards, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates. The purchase of shares of our common stock by our affiliates will not count toward satisfying our minimum offering requirement.

Q: Is there a minimum initial investment requirement?

A:	Yes. To purchase shares in this offering, you must make an initial purchase of at least $2,500. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500. See “Plan of Distribution.”

Q: How do I purchase shares in this offering?

A:	If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 15 days of receipt by us and, if rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q: May I purchase shares through my IRA, Keogh or after-tax deferred account?

A:

Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q: How will the capital I invest be affected by the payment of fees and expenses?

A:	The payment of fees and expenses will reduce: (1) the funds available to us for investment in portfolio companies, (2) the income generated by the portfolio, (3) the funds available for distribution to stockholders and (4) the book value of your shares of common stock.

Q: Will I receive information regarding the performance of my investment?

A:	Within 45 days after the end of each fiscal quarter, we will file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we will file our annual report on Form 10-K. These reports, along with any prospectus supplements, current reports on Form 8-K or any amendments to these listed reports will be made available free of charge on our website at www.nexpointadvisors.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Q: Are there restrictions on transferring my shares?

A:	No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We do not currently intend to list our common stock on any securities exchange and do not expect a public trading market to develop for the common stock in the foreseeable future. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Relating to this Offering.”

Q: Will I be able to sell my shares in a secondary market?

A:	We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for our shares, our stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares or their net asset value.

Q: Will I be able to liquidate my investment?

A:

Within five years following the completion of our offering stage, we intend to seek to complete a liquidity event for our stockholders; however, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. While our intention is to seek to complete a liquidity event within five years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that we will complete a liquidity event on acceptable terms or at all.

Q: What is a “RIC”?

A:	A “RIC” is an entity that has elected to be treated and qualifies as a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level U.S. federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. See “Tax Matters” for more information regarding RICs.

Q: Will I be taxed on the distributions that I receive or that are reinvested pursuant to the Distribution Reinvestment Plan?

A:	Yes. Although we intend to maintain annually our qualification as a RIC and generally not to pay federal corporate-level taxes, dividends by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. Distributions of our net capital gains (generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. non-corporate stockholder as long-term capital gains that are currently taxable at a current maximum rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. See “Tax Matters.”

Q: When will I be provided with tax information?

A:	We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a Form 1099-DIV detailing the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as longterm capital gain.

Q: Who may I call regarding my questions?

A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Highland Capital Funds Distributor, Inc.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(855) 498-1580

Attention: Investor Services

RISK FACTORS

Before you invest in our shares you should be aware of various risks associated with an investment in shares of our common stock, as well as risks generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. You should carefully consider these risk factors, together with all of the other information included in this prospectus before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or results of operations. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are a new company with a limited operating history.

We were organized in Delaware on September 30, 2013. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. Accordingly, before making investments in accordance with our investment objective and strategies we will invest the net proceeds of this offering and the private placement in short-term investments, such as cash and cash equivalents. We expect to earn yields substantially lower than the interest income that we anticipate receiving from investments in the future that meet our investment objective. As a result, any distributions we make while our portfolio is not fully invested in securities meeting our investment objective may be substantially lower than the distributions we expect to pay when our portfolio is fully invested in securities meeting our investment objective.

Our investment adviser’s lack of experience in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by NexPoint Advisors and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor our investment adviser has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. As a result, we cannot assure you that our investment adviser will be able to operate our business successfully under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to do so on favorable terms, or at all. For example, we may have difficulty finding a buyer and, even if we do find a buyer, we may have to sell such investments for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of NexPoint Advisors and its affiliates.

We are an externally managed business development company and therefore we do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of our investment adviser to achieve our investment objective. We expect that our investment adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

We depend upon the senior professionals of our investment adviser to maintain relationships with potential sources of lending opportunities, and we intend to rely heavily upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. We do not intend to purchase any “key person” insurance coverage respecting such investment personnel. If these individuals do not maintain their existing relationships with our investment adviser, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of our investment adviser have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

If our investment adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend upon our ability to manage and grow our business. This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon our investment adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our investment adviser will have substantial responsibilities under the Investment Advisory Agreement. The personnel of our investment adviser are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which could distract them, divert their time and attention such that they could no longer dedicate a significant portion of their time to our businesses or otherwise slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

An investment in our shares is not an investment in existing funds, accounts or other investment vehicles managed by NexPoint Advisors or its affiliates. Our performance, therefore, is distinct from the prior performance of such entities.

Our primary focus in making investments generally differs from that of existing investment funds, accounts or other investment vehicles that are or have been managed or sponsored by NexPoint Advisors or its affiliates. In addition, investors in our common stock are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed or sponsored by NexPoint Advisors or its affiliates. While we may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed or sponsored by NexPoint Advisors or its affiliates, our ability to make such investments will be limited by the 1940 Act, including, potentially, requiring the prior approval of our independent directors and, in some cases, SEC exemptive relief. We can offer no assurance that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by NexPoint Advisors or its affiliates, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments we plan to make in middle-market companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities increases, alternative investment vehicles, such as hedge funds, may invest in middle-market companies. As a result of these new entrants, competition for investment opportunities in middle-market companies may intensify. Many of our potential competitors are substantially larger and have access to considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

The global capital markets are in a period of disruption and instability. These market conditions materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

Beginning in 2007, and continuing through 2012, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived to be risk free, such as U.S. Treasuries, as well as a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the syndicated loan market. These events were accompanied by the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of certain major financial institutions. These events contributed to a worsening of general economic conditions that materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions may return or worsen in the future including as a result of the U.S. government spending cuts that took effect on March 1, 2013, the U.S. government shutdown in October 2013 or any further spending cuts or shutdowns.

Since 2010, several European Union countries, including Greece, Spain, Italy, Portugal and Ireland, have faced severe budget issues, some of which are disrupting the economies of those countries and other European Union countries. There have been significant concerns about national-level support for the euro and the coordination of fiscal and wage policy among European Economic and Monetary Union-member countries, and these concerns may persist or worsen. In addition, one or more nations in the euro zone, such as Greece, may cease to use the euro as their currency. The ramifications of any such actions are unclear, and any such action may have a substantial adverse impact on the level of economic activity in Europe and in the United States. Any return of the U.S. or global economic downturn or a recession period in the United States could adversely impact our investments. In addition, social and political tensions and conflict around the world, and particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainty or deterioration in the United States and worldwide. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets, the global economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so, and we may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to certain limited exceptions, as a business development company, we are not generally able to issue and sell our common stock at a price below net asset value per share without first obtaining approval for such issuance from our stockholders and independent directors. In addition, the debt capital that will be available to us, if at all, may be at a higher cost and on terms and conditions that may be less favorable than we expect, which, if incurred, could negatively affect our financial performance and results in the future. In addition, the portfolio companies in which we invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition, as we could experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations. Another prolonged period of market illiquidity may also cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition and results of operations.

Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Capital markets volatility also affects our investment valuations. While most of our investments will not be publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

We intend to elect to be treated as a RIC. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We intend to elect to be treated as a RIC under the Code. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute for each taxable year at least 90% of our investment company taxable income, which generally is our ordinary income and realized net short term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions or otherwise, we may become subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid middle-market private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our distribution proceeds may exceed our net investment income, particularly during the period before we have substantially invested the net proceeds from our public offering. As a result, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will lower your tax basis in your shares and reduce the amount of funds we have available for investment in targeted assets. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of this offering and borrowings, and we have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make any such distributions. We may pay distributions from the sale of assets to the extent distributions exceed our net investment income or cash flows from operations. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to our investment adviser. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

As a result, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our investment company taxable income. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax. See “Tax Matters—Taxation as a RIC.”

We may retain a portion of our earnings and be subject to excise tax on such earnings.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We reserve the right to retain a portion of our taxable income and to pay U.S. federal excise tax with respect to such income. See “Tax Matters” for more information.

If we make loans to borrowers that include PIK interest or accretion of original issue discount provisions, this could increase the risk of default by our borrowers.

Some of the loans we make or acquire may provide for the payment by borrowers of PIK interest or accreted original issue discount at maturity. Such loans have the effect of deferring a borrower’s payment obligation until the end of the term of the loan, which may make it difficult for us to identify and address developing problems with borrowers in terms of their ability to repay us. Particularly in a rising interest rate environment, loans containing PIK and original issue discount provisions can give rise to negative amortization on a loan, resulting in a borrower owing more at the end of the term of a loan than what it owed when the loan was originated. Any such developments may increase the risk of default on our loans by borrowers.

Any PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to our investment adviser.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to our investment adviser is based on the value of our consolidated gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us regardless of whether the PIK interest income is ever realized. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our investment adviser.

Regulations governing our operation as a business development company will affect our ability to raise, and the way in which we raise, additional debt or equity capital.

We expect that we will require a substantial amount of capital in addition to the net proceeds of this offering. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness.

Senior Securities. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Additional Common Stock. Our board may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within 12 months prior to such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board, closely approximates the fair value of such securities. We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the ownership percentage of our stockholders at that time would decrease, and our stockholders may experience dilution.

If we enter into securitization transactions, we may be subject to additional risks

In addition to issuing securities to raise capital as described above, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would have no direct ability to enforce the payment obligations on the loans contributed to the securitization vehicle. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid. Any fee payable under any servicing or collateral management agreement in respect of the securitization would be offset in an amount equal to the base management fee payable under the Investment Advisory Agreement.

As part of the securitization transaction, we would likely enter into an agreement under which we would be required to repurchase any loan (or participation interest therein) which was sold to the securitization vehicle in breach of any representation or warranty made by us with respect to such loan on the date such loan was sold.

The structure of a securitization transaction is intended to prevent, in the event of our bankruptcy, the consolidation of the securitization vehicle with our operations. If the true sale of these assets were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the securitization vehicle for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the securitization transaction, which would equal the full amount of debt of the securitization vehicle reflected on our consolidated balance sheet.

Recourse to us by the securitization vehicle would be limited and generally consistent with the terms of other similarly structured finance transactions. In a securitization transaction, we would sell and/or contribute to the securitization vehicle all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in the securitization agreement. This transfer would be structured by its terms to provide limited recourse to us by the securitization vehicle relating to certain representations and warranties with respect to certain characteristics including title and quality of the portfolio loans that were transferred to the securitization vehicle. If we breached these representations and warranties and such breach materially and adversely affected the value of the portfolio loans or the interests of holders of notes issued by the securitization vehicle, then we could be required to (a) cure such breach in all material respects, (b) repurchase the portfolio loan or loans subject to such breach or (c) remove the portfolio loan or loans subject to such breach from the pool of loans and other assets held by the securitization vehicle and substitute a portfolio loan or loans that meet the requirements of the securitization documents. This repurchase and substitution obligation of us would constitute the sole remedy available against us for any breach of a representation or warranty related to the portfolio loans transferred to the securitization vehicle.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. We expect to incur leverage through a credit facility and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our investment adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt at a time when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board’s assessment of market conditions and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit on terms acceptable to us or at all.

In addition, the terms of any credit facility and other indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code. Furthermore, the terms of any credit facility and other indebtedness that we incur in the future may contain various covenants which, if not complied with, could accelerate repayment, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%

Corresponding return to common stockholder (1)	-16.50%	-9.00%	-1.50%	6.00%	13.50%

(1)	Assumes $150 million in total assets, $50 million in debt outstanding and $100 million in net assets and an average cost of funds of 3.00%, which is our estimated borrowing costs.

Based on assumed indebtedness of $50 million as of December 31, 2014 and an effective annual interest rate of 3.00% as of that date, our investment portfolio would be required to experience an annual return of at least 1.50% to cover annual interest payments on the outstanding debt.

We may enter into reverse repurchase agreements, which are another form of leverage.

We may enter into reverse repurchase agreements. A repurchase agreement is an agreement by a bank or other financial institution to buy securities or another asset with a corresponding agreement that it will resell these same securities or asset to the same seller for an agreed-upon price on a certain day (often the next day). A reverse repurchase agreement is the same as a repurchase agreement, but from the perspective of the buyer rather than the seller. Under a reverse repurchase agreement, we will pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly release our collateral.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but we will remain obligated to repurchase pursuant to the terms of the repurchase agreement.

In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged.

Reverse repurchase agreements are considered leverage under the 1940 Act. We may “set aside” liquid assets, or engage in other appropriate measures, to “cover” obligations with respect to transactions in reverse repurchase agreements. As a result of such segregation, our obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and our use of leverage through reverse repurchase agreements will not be limited by the 1940 Act.

We are exposed to risks resulting from the current low interest rate environment.

Since we will borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. The current, historically low interest rate environment can, depending on our cost of capital, depress our net investment income, even though the terms of our investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay dividends. Any such developments would result in a decline in our net asset value and in the trading price of our common stock.

When interest rates increase, floating rate interest rate reset features on debt instruments may make it more difficult for borrowers to repay their loans, and separately, will make it easier for the Advisor to meet its income incentive fee threshold without any additional effort.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, particularly since our strategy includes investments in floating rate loans. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to the NexPoint Advisors with respect to Pre-Incentive Fee Net Investment Income.

There is also a risk that our borrowers will be unable to pay escalating interest amounts if general interest rates rise, resulting in a default under their loan documents with us. This could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, increasing payment obligations under floating rate loans may cause borrowers to refinance or otherwise repay our loans earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. We expect that many of our debt investments will include floating interest rates that reset on a periodic basis and typically do not require the borrowers to pay down the outstanding principal of such debt prior to maturity. These features of our debt investments will increase our risk of losing a substantial amount of our investments if borrowers are unable to pay the increased interest resulting from these reset provisions or if borrowers are unable to repay or refinance their debts at maturity.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we lose our status as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility. For example, if we were to be regulated as a closed-end investment company under the 1940 Act, we would be further limited in the amount of leverage we could incur and would face additional restrictions governing our ability to engage in transactions with our affiliates.

Since we intend to use debt to finance our investments, and we may use debt financing subsequent to this offering, changes in interest rates may affect our cost of capital and net investment income.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such periods, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or the CFTC, unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with our investment adviser, there may be times when our investment adviser has interests that differ from those of our stockholders, giving rise to a conflict of interest.

There are conflicts of interest related to the obligations of NexPoint Advisors or its affiliates to other clients.

Our investment adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those other entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, our investment adviser and its affiliates manage or sponsor other investment funds, accounts or other investment vehicles. Our investment objective may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, our investment adviser may face conflicts of interest in the allocation of investment opportunities among us and other investment funds, accounts or other investment vehicles advised by or affiliated with our investment adviser. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all of its clients have fair and equitable access to such investment opportunities.

Our investment adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to public companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our investment adviser will benefit when we incur debt or use leverage. The use of leverage will increase the likelihood of default under any credit facility or other debt instruments we enter into, which would disfavor the holders of our common stock, including investors in this offering.

Under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser determines when a holding is sold, our investment adviser controls the timing of the recognition of such capital gains. Our board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment adviser or its affiliates may from time to time have interests that differ from those of our stockholders.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our investment adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board will determine the fair value of these securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from our investment adviser will provide our board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser by certain members of our board, could result in a conflict of interest as the management fee paid to our investment adviser is based, in part, on our consolidated gross assets.

The Investment Advisory Agreement and the Administration Agreement with NexPoint Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as they might be had they been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, are controlled by, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without the prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s, and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of our investment adviser and its affiliates. Under this allocation policy, a calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, our investment adviser and its affiliates will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

NexPoint Advisors may be entitled to receive substantial compensation from us when we consummate a liquidity event, which could negatively impact our investment returns.

In the future, our board of directors will consider various types of transactions to provide liquidity to stockholders, including: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or securities of a listed company; and (3) a sale of all or substantially all of our assets for cash or other consideration. In the event that our board of directors approves a sale or merger of our company, it is likely that such a transaction would cause a termination of the Investment Advisory Agreement. Upon the termination of the Investment Advisory Agreement, we would be potentially required to make a one-time payment to NexPoint Advisors in an amount based upon the our market value of its interest in us as of the date of termination. This potential obligation to make a substantial payment to NexPoint Advisors in the event of sale or merger of our company or sale of our assets may limit the amount that our stockholders will receive upon the consummation of a liquidity event and create a conflict of interest for those directors who are affiliated with NexPoint Advisors.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need capital to fund growth in our investment portfolio in addition to the net proceeds of this offering. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Discussion of Operating Plans — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are expected to be classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments requires significant management judgment or estimation.

Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to review the valuation of these securities periodically. The types of factors that the board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board’s determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as a net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the senior securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, in July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations that will continue for several years following its enactment. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses we hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

We will incur significant costs as a result of being a public company.

As a public company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors will adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board to classify or reclassify shares of our unissued preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

NexPoint Advisors has the right to resign under the Administration Agreement, whether we have found a replacement or not. If NexPoint Advisors resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by NexPoint Advisors. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012. We will remain an emerging growth company until the earliest of:

•	the last day of our fiscal year ending December 31, 2019;

•	the last day of our fiscal year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; and

•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, as of the last business day of our prior second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

We intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we will be subject to regulations not applicable to private companies, including provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Beginning with our fiscal year ending December 31, 2015, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis, to evaluate and disclose changes in our internal control over financial reporting. Once we no longer qualify as an emerging growth company, Section 404 of the Sabanes-Oxley Act will generally require an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We depend on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect our ability to pay dividends to our stockholders.

Our business depends on the communications and information systems of NexPoint Advisors. In addition, certain of these systems are provided to NexPoint Advisors by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect our ability to pay dividends to our stockholders.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire NexPoint Advisors’ assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interest as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to NexPoint Advisors under the Investment Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that are being paid by NexPoint Advisors or its affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment in us. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to NexPoint Advisors, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by NexPoint Advisors and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a standalone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Internalization transactions have also, in some cases, been the subject of litigation. Even if these claims are without merit, we could be forced to spend significant amounts of money defending such claims, which would reduce the amount of funds we have available for investment in targeted assets.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We were recently formed to invest primarily in debt investments and to a lesser extent, selected equity investments in middle-market healthcare companies. The portfolio companies in which we invest may have, or may be permitted to incur, other debt ranking equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to repay its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Secured Loans. When we extend first lien senior secured, second lien senior secured and unitranche loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien loans, our lien may be subordinated to claims of other creditors and, in the case of second lien loans, our lien will be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

The rights we may have with respect to the collateral securing loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations benefiting from first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to commence enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Mezzanine Loans. Our mezzanine investments will generally be subordinated to senior loans and will generally be unsecured. This may result in greater risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “Risk Factors—Risks Relating to our Business and Structure—We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since we generally will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans. We can offer no assurance that the proceeds, if any, from sales of collateral securing other loans of a portfolio company would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We expect in the future to invest in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as ‘junk bonds,’ are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Equity Investments. We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with middle-market companies.

Investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally, little public information exists about these companies, and we are required to rely on our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements under a credit facility or other agreements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements of a credit facility or other agreements, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We have not yet identified the investments we will acquire using the proceeds of this offering. As a result, you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. This offering may be considered a “blind pool” offering.

We have not yet identified potential investments for our portfolio that we will acquire with the proceeds of this offering and the private placement. Privately negotiated investments in illiquid securities or loans to private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. As a result, you will be unable to evaluate any future investments prior to purchasing our shares of common stock. Additionally, our investment adviser will select our investments, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

During this period, we will invest uninvested proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in first lien, second lien, unitranche and mezzanine loans and equity securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested. In addition, the base management fee will apply to these temporary investments. As the base management fee is likely to be substantially higher than the returns on these investments, any distributions will be further reduced by the payment of the base management fee.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company or if an investment is held by one of our subsidiaries and is subject to contractual limitations on sale, such as the limitations on transfer of assets under certain circumstances under a credit facility.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

NexPoint Advisors may effectuate short sales that subject us to unlimited loss potential.

NexPoint Advisors may enter into transactions in which it sells a security it does not own, which we refer to as a short sale, in anticipation of a decline in the market value of the security. Short sales for our account theoretically will involve unlimited loss potential since the market price of securities sold short may continuously increase. Under adverse market conditions, NexPoint Advisors might have difficulty purchasing securities to meet short sale delivery obligations and may have to cover short sales at suboptimal prices.

Our investments in the healthcare industry are subject to numerous risks, including competition, extensive government regulation and commercial difficulties.

Our investments in portfolio companies in the healthcare industry, particularly the pharmaceuticals, devices, life sciences and facilities sub-sectors are subject to numerous risks. The successful and timely implementation of the business model of our healthcare portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by pharmaceuticals, devices, life sciences and facilities companies in the healthcare industry requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the United States and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies by increasing their compliance and other costs of doing business, requiring significant systems enhancements, or rendering their products or services less profitable or obsolete. In particular, the Food and Drug Administration, or the FDA, has established regulations, guidelines and policies to govern the development and approval of pharmaceuticals and medical devices, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans and increase our costs, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and otherwise harm our operating results.

The U.S. economy and that of most other countries have recently been in a recessionary period. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from making new investments, increase credit losses and harm our operating results, which could have an adverse effect on our results of operations.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds of the holders of commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. For example, in many cases, our investments may represent less than the amount of associated indebtedness sufficient to compel such actions or represent subordinated debt which is precluded from acting and, consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness (excluding amounts held by us) desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

We intend to invest in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our financial results may be affected adversely if one or more of our equity or mezzanine debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We intend to invest in the equity and mezzanine trances in CLOs, which involve a number of significant risks. CLOs are typically highly levered, and therefore the equity and mezzanine tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we intend to make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and mezzanine tranches of CLOs will be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and mezzanine debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the loans underlying the CLOs in which we invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Certain tax consequences of investment in below investment grade securities are uncertain.

We may invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act, the requirements associated with our status as a RIC and contractual requirements under a credit facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, or our contractual requirements or the desire to maintain our tax status.

Because we may not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we intend to take controlling equity positions in some of our portfolio companies, we do not intend to take a controlling equity interest in all of our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. A payment default on a loan to a portfolio company or a default leading to the acceleration of debt of a portfolio company could cause the loan to such portfolio company held by us to become, or to be deemed to be, a defaulted obligation under a credit facility. This, in turn, could result in a coverage test under a credit facility not being met and the diversion of distributions of assets to pay down debt under the credit facility rather than to make distributions. Such a portfolio company default could also lead to an event of default and acceleration under a credit facility and liquidation by the related lender of the assets securing the credit facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment adviser will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board in following or declining to follow our investment adviser’s advice or recommendations. Our investment adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, our investment adviser, its officers, members, personnel, and any person controlling or controlled by our investment adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting negligence or misconduct. In addition, we have agreed to indemnify our investment adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to negligence or misconduct. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our investment adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles our investment adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

We may not apply or be approved for an SBIC license.

Following completion of this offering, an affiliate of NexPoint Capital may apply for a license to form an SBIC. If such an application is made and approved and the SBA so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to certain regulatory requirements. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure that we will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepayable at any time. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change we do not know when, and if, prepayment may occur for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in a private company, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions caused by these risks does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline for other reasons. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

Risks Relating to this Offering

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. As a result, in the event of an increase in our net asset value per share, your purchase price may be higher than the prior semi-monthly closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior semi-monthly closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

After satisfying the minimum offering requirement, the purchase price at which you purchase shares will be determined at each semi-monthly closing date to ensure that the sales price, after deducting selling commissions and dealer manager fees, is equal to or greater than the net asset value of our shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 2.5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 2.5% below our current net offering price and (2) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share.

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets underperform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, we may not be able to structure our investment portfolio as anticipated and the returns achieved on those investments may be reduced as a result of allocating all of our expenses over a smaller capital base.

Our shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, it is unlikely that you will be able to sell them and, if you are able to do so, it is unlikely that you will receive a full return of your invested capital.

Our shares are illiquid assets for which there is not expected to be any secondary market, nor is it expected that any will develop in the foreseeable future. We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. However, there can be no assurance that we will complete a liquidity event within such time or at all. A liquidity event could include: (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, or (3) a merger or another transaction approved by our board of directors in which our stockholders likely will receive cash or shares of a publicly traded company.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

If our shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her shares.

We intend to seek to complete a liquidity event for our stockholders within five years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Delaware law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in the best interests of our stockholders. A liquidity event could include (1) a listing of our shares on a national securities exchange, (2) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation or (3) a merger or another transaction approved by our board in which our stockholders likely will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

Investors in this offering will suffer immediate dilution.

After giving effect to the offering and organizational expenses of $0.10 per share and taking into account the shares to be issued in the private placement, our net asset value per share is estimated to be approximately $9.10 per share compared to a price of $10.00 per share in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated net asset value per share of common stock by $0.90 and will indirectly bear the offering and organizational expenses.

We established the initial offering price for our shares on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our shares prior to satisfying the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies. In the event that we adjust our offering price per share due to a decline in our net asset value of more than 2.5% below our then-current net offering price, we will promptly file a prospectus supplement with the SEC disclosing the adjusted offering price and we will also post the updated information on our website at www.nexpointadvisors.com.

The dealer manager in our continuous offering may be unable to sell a sufficient number of shares for use to achieve our investment objective.

The dealer manager for our public offering is Highland Capital Funds Distributor, Inc. We can offer no assurance that the dealer manager will be able to sell a sufficient number of shares to allow us to have adequate funds to structure our investment portfolio as anticipated and generate income sufficient to cover our expenses.

As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Because the dealer manager is one of our affiliates, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a stockholder.

The dealer manager is one of our affiliates. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Our ability to conduct our continuous offering successfully depends, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. Only a limited number of shares will be repurchased, however, and, to the extent you are able to sell your shares under the repurchase program, you will not be able to recover the amount of your investment in those shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of our public offering price in effect on the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows:

•	we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan, although at the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares;

•	we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter;

•	unless you tender all of your shares, you must tender at least 25% of the shares you have purchased and must maintain a minimum balance of $2,500 subsequent to submitting a portion of your shares for repurchase by us; and

•

to the extent that the number of shares tendered for repurchase exceeds the number of shares we are able to repurchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we intend to adopt a share repurchase program, we will have discretion to not repurchase your shares, to suspend the plan and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to our share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in this offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which we expect to be 90% of the offering price in effect on the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in this offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Also, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders receive cash dividends and other distributions rather than opt to participate in our distribution reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments. All distributions will be paid at the discretion of our board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

Investing in our shares may involve an above average degree of risk and is intended for long-term investors.

The investments we make in accordance with our investment objective and strategies may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for an investor with a lower risk tolerance. In addition, our common stock is intended for long-term investors.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. You will be unable to evaluate the manner in which the net proceeds of this offering will be invested or the economic merit of our expected investments and, as a result, we may use the net proceeds from an offering to invest in investments with which you may not agree. While we intend to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and non-public companies and mezzanine and equity tranches of CLOs, we have not made any specific investments. Additionally, we will not provide you with information on potential investments prior to our acquisition of such investments. In addition, we have flexibility under our investment policy to invest a significant portion of our assets in investments that are not debt or equity investments in middle market companies. The failure of our management to apply net proceeds from this offering effectively or find investments that meet our investment criteria in sufficient time or on acceptable terms could result in unfavorable returns and could cause a material adverse effect on you.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	changes in healthcare technologies, finance and regulations adversely affecting our portfolio companies or financing model;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of our investment adviser;

•	our expected financings and investments;

•	our ability to make distributions to our stockholders;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and

•	the impact of future acquisitions and divestitures.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering or any periodic reports we file under the Exchange Act.

USE OF PROCEEDS

The following table sets forth how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) the minimum number of shares required to satisfy the minimum offering requirement, or 1,000,000 shares, and (2) the maximum number of shares registered in this offering, or 150,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the common stock and the actual number of shares of common stock we sell in this offering. The table below assumes that shares of our common stock are sold at the initial offering price of $10.00 per share. Such amount is subject to increase or decrease based upon our net asset value per share.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private, or to the extent allowable in public, U.S. companies in accordance with our investment objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes. However, we have not established limits on the use of proceeds from this offering or the amount of funds we may use from available sources to fund distributions to our stockholders. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof. We anticipate that substantially all of the net proceeds of this offerings will be used for the above purpose within one to three months of the satisfying the minimum offering requirement. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or structure our investment portfolio as anticipated.

Pending these investments, we intend to temporarily invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our business development company election and our intention to elect to be taxed as a RIC.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from NexPoint Advisors. We have not established limits on the amount of funds we may use from available source to make distributions.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$10,000,000	100.0%	$1,500,000,000	100.0%
Less:
Selling commission(1)	$700,000	7.0%	$105,000,000	7.0%
Dealer manager fee(1)	$100,000	1.0%	$15,000,000	1.0%
Offering expenses(2)	$100,000	1.0%	$15,000,000	1.0%
Net proceeds/amount available for investments (3)	$9,100,000	91.0%	$1,365,000,000	91.0%

(1)	We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum amount permitted by FINRA. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors would pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

(2)	We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering.

(3)	The amount available to us for investments will be further reduced by other expenses paid by us. See “Discussion of Operating Plans—Expenses” and “Distributions.”

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on either a semimonthly or monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using record and declaration dates, and each stockholder’s distributions will begin to accrue on the date we accept each stockholder’s subscription for shares of our common stock. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For example, our board of directors may periodically declare share distributions in order to reduce our NAV per share if necessary to ensure that we do not sell shares at a price below NAV per share. Each year a statement on Form 1099-DIV, identifying the source of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is generally a nontaxable distribution), will be mailed to our stockholders. Our distributions may exceed our earnings and profits, especially during the period before we have invested substantially all of the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to NexPoint Advisors. See “Tax Matters.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute for each taxable year at least 90% of our investment company taxable income, which is generally our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. We also reserve the right to retain a portion of our taxable income and to pay U.S. federal excise tax with respect to such income. See “Tax Matters” and “Regulation” for more information.

We have adopted an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a cash distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. If you do not elect to participate in the plan, you will automatically receive any distributions we declare in cash. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

We intend to use newly issued shares to implement the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 95% of the price that the shares are sold in the offering at the closing conducted on the day of or immediately following the distribution date.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from NexPoint Advisors. We have not established limits on the amount of funds we may use from available source to make distributions.

On a quarterly basis, we will send information to all stockholders of record regarding distributions paid to our stockholders in such quarter.

DISCUSSION OF OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objectives by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term appreciation. In addition to the investments in the healthcare industry, we may invest up to 20% of our total assets in other opportunistic investments, including short sales, in which NexPoint Advisors has expertise.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of senior secured loans or mezzanine loans, to have a term of five to ten years and typically to bear interest at a fixed or floating rate based on LIBOR. Interest on debt securities will be payable generally quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses

Our primary operating expenses will include the payment of (1) investment advisory fees to NexPoint Advisors; (2) administration fees to NexPoint Advisors; (3) the interest expense on our outstanding debt, if any; and (4) other operating costs as detailed below. Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “The Adviser and the Administrator.”

We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;

•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);

•	fees and expenses, including travel expenses, incurred by NexPoint Advisors or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, and other incurrence of debt;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to NexPoint Advisors under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	the actual costs incurred by NexPoint Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including deal sourcing fees and marketing to financial sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•	all other expenses reasonably incurred by us or NexPoint Advisors in connection with administering our business.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines.

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by us.

Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC unless we register as a commodity pool operator.

Calculation of Net Asset Value

Our board has retained an independent valuation firm to review the valuation of each portfolio investment that does not have a readily available market quotation. We plan for this independent valuation firm and any additional valuation firm retained by our board to provide a valuation review on each of our investments for which market quotations are not readily available each quarter subsequent to September 30, 2014. However, our board does not intend to cause de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) to be independently reviewed. Ultimately, however, our board is solely responsible for determining the fair value of our assets using a documented valuation policy and consistently applied valuation process. See “Determination of Net Asset Value.”

Small Business Investment Company

An affiliate of NexPoint Capital may apply for a license to form a Small Business Investment Company, or SBIC. If the application is approved and the Small Business Administration, or SBA, so permits, the SBIC license will be transferred to a wholly owned subsidiary of ours, or the “SBIC subsidiary.” The SBIC subsidiary will be able to rely on an exclusion from the definition of investment company under the 1940 Act, and, therefore, will not elect to be treated as a business development company, nor register as an investment company under the 1940 Act. If this application is approved, the SBIC subsidiary will have an investment objective substantially similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we, through the SBIC subsidiary, have an SBIC license, the SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to certain regulatory requirements. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In the event an affiliate of NexPoint Capital applies for a license to form a SBIC, we cannot be certain such approval will be granted or, if granted, the timing of approval for an SBIC license.

Financial Condition, Liquidity and Capital Resources

As a RIC, we expect to distribute substantially all of our net income to our stockholders.

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

Immediately after we satisfy the minimum offering requirement, gross subscription funds will total at least $10 million. Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at an initial offering price of $10.00. However, to the extent that our NAV per share increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our NAV per share. In the event of a material decline in our NAV per share, which we consider to be a 2.5% decrease, subject to certain conditions, we will reduce our offering price accordingly. In connection with each semi-monthly closing on the sale of shares of our common stock pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value within 48 hours of the time that we price our shares.

Capital Contribution

We have entered into a private placement with our investment advisor, pursuant to which NexPoint Advisors will contribute an aggregate of $9.8 million to purchase 1,065,217.39 shares of common stock at $9.20 per share following the effectiveness of the registration statement, which price represents the public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. We expect to issue the shares purchased in the private placement upon the satisfaction of the minimum offering requirement.

We intend to fund a portion of our investments through borrowings from banks under one or more credit facilities and issuances of senior securities. We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of NexPoint Advisors and our stockholders.

We have not decided the extent to which we will finance our portfolio investments using debt. In the future, we may also securitize a portion of our investments in mezzanine loans or senior secured loans or other assets. We expect that our primary use of funds will be investments in portfolio companies and repayment of amounts owing the advances under any credit facility we may maintain, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts to fund our investments. Upon achievement of the minimum offering requirement and the consummation of the related transactions, we expect to have cash resources of approximately $10.0 million and $0 indebtedness. See “Use of Proceeds.”

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Distribution Policy

Our board will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a monthly basis. In order to avoid corporate-level tax on the income we distribute, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income, which is generally our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual Obligations

We expect to execute the Investment Advisory Agreement in accordance with the 1940 Act at the time we elect to be treated as a business development company, which we expect to occur shortly before consummation of this offering. NexPoint Advisors will serve as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Also, under the Investment Advisory Agreement, NexPoint Advisors has agreed to provide us with access to personnel.

Payments under the Investment Advisory Agreement in future periods will be equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “The Adviser and the Administrator—Investment Advisory Agreement.”

Pursuant to the Administration Agreement, NexPoint Advisors furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. We have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement, subject to a cap on such reimbursements in an amount equal to an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. See “The Adviser and the Administrator—Administration Agreement.”

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Valuation of Portfolio Investments

We will value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio will consist primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.

•	The audit committee of the board reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

See “Determination of Net Asset Value.”

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to our organization and are expensed as the Company raises proceeds. Organization costs, together with offering costs, are limited to 1% of total proceeds raised in this offering and are not due and payable to NexPoint Advisors to the extent they exceed that amount. For the period from our inception to May 31, 2014, NexPoint Advisors incurred and paid organization costs of $32,942 on our behalf. Currently, the amount of organization and offering costs exceeds 1% of total proceeds raised. Accordingly, we have recorded $2,000 of organization expenses on our statement of operations, which is payable to NexPoint Advisors. To the extent we are unable to raise sufficient capital such that the expenses paid by NexPoint Advisors on our behalf are more than 1% of total proceeds at the end of this offering, NexPoint Advisors will forfeit the right to reimbursement of such costs that exceed 1% of total proceeds.

Offering Costs

Our offering costs include, among other things, legal fees and other costs pertaining to the preparation of our registration statement relating to the public offering of our shares of common stock. Offering costs are charged against capital in excess of par value on the balance sheet. Offering costs, together with organization costs, are limited to 1% of total proceeds raised and are not due and payable to NexPoint Advisors to the extent they exceed that amount. During the period from our inception to May 31, 2014, NexPoint Advisors incurred and paid offering costs of $165,175 on our behalf. No offering costs have been recorded on our balance sheet as of May 31, 2014 since the aggregate amount of organization and offering costs exceeds 1% of total proceeds from this offering.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income, and will be accreted or amortized over the maturity period of the investments. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amount.

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC in respect of each taxable year, substantially all of our income (including PIK interest) must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. These origination fees are initially deferred and deducted from the cost basis of the investment and subsequently accreted into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. Facility fees, sometimes referred to as asset management fees, are accrued as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and are recorded on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and are accounted for upon completion of the amendments or waivers, generally when such fees are receivable. Any such fees are included in other income on the consolidated statement of operations.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

U.S. Federal Income Taxes

We intend to elect to be taxed as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income or net capital gains that we distribute as dividends to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements, and distribute with respect to each taxable year at least 90% of our investment company taxable income. See “Tax Matters.”

Recently Issued Accounting Standards

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements, or ASU 2013-08, containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. We do not expect ASU 2013-08 to have a material impact on our consolidated financial position or disclosures.

Quantitative and Qualitative Disclosures about Market Risk

We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates, when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we predominantly hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed the hurdle rate for the income incentive fee payable to our investment adviser and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to our investment adviser with respect to our increasing pre-incentive fee net investment income.

In addition, we may have risk regarding portfolio valuation. See “Determination of Net Asset Value.”

THE COMPANY

Overview

We are a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objectives by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term appreciation. In addition to the investments in the healthcare industry, we may invest up to 20% of our assets in other opportunistic investments, including short sales, in which NexPoint Advisors has expertise.

Our Investment Adviser

Our investment activities are managed by our investment adviser, NexPoint Advisors. NexPoint Advisors is an SEC-registered investment adviser and had approximately $812 million of capital under management as of March 31, 2014. Together with NexPoint Advisors and its other affiliates, Highland Capital Management had approximately $20 billion in assets under management as of March 31, 2014. The firm specializes in credit strategies, such as credit hedge funds, long-only funds and separate accounts, distressed-for-control private equity and CLOs. NexPoint Advisors’ affiliates also offers alternative investment-oriented investment vehicles, including asset allocation, long/short equities and natural resources. NexPoint Advisors has entered into an agreement with Highland Capital Management, its affiliate, pursuant to which Highland Capital Management makes available to NexPoint Advisors experienced investment professionals and other resources of Highland Capital Management and its affiliates. Any amounts payable under this agreement are payable by NexPoint Advisors and not us.

Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. NexPoint Advisors was organized in March 2012 and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement that we intend to enter into on the date of this prospectus, we will pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator.”

Pursuant to the Administration Agreement, NexPoint Advisors will provide certain administrative services and facilities necessary for us to operate, including office facilities and equipment and clerical, bookkeeping and record-keeping services. NexPoint Advisors will oversee our financial reporting as well as prepare our reports to stockholders and reports required to be filed with the SEC. NexPoint Advisors will also manage the determination and publication of our net asset value and the preparation and filing of our tax returns and will generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. NexPoint Advisors may retain third parties to assist in providing administrative services to us. To the extent that NexPoint Advisors outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to NexPoint Advisors.

About NexPoint Advisors

NexPoint Advisors is registered as an investment adviser with the SEC under the Advisers Act. NexPoint Advisors’ senior management team has extensive experience in private lending, credit underwriting, private equity, investing in the healthcare sector and managing registered funds. Our president and co-founder is James Dondero. Mr. Dondero, along with Mark Okada, found the parent of NexPoint Advisors in April 1993. NexPoint Advisors seeks to provide investors with superior risk-adjusted returns. Historically, the biggest investment area has been in syndicated bank loans. As of March 31, 2014, Highland had $13 billion invested in syndicated bank loans. Highland is seeking to bring institutional type strategies and quality of management to retail investors.

Investment Strategy

Our investment policy is to invest, under normal circumstances, at least 80% of our total assets in debt and equity of middle market companies, with an emphasis on healthcare companies, syndicated floating rate debt of large public and non-public companies and mezzanine and equity tranches of CLOs. Middle-market companies include companies with annual revenues between $50 million and $2.5 billion and syndicated floating rate debt refers to loans and other instruments originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. We consider a healthcare company to be a company that is engaged in the design, development, production, sale, management, or distribution of products, services or facilities used for or in connection with the healthcare industry. Additionally, we may consider the term healthcare company to include companies that are materially impacted by the healthcare industry (such as a contractor that derives significant revenue or profit from the construction of hospitals) as being engaged in the healthcare industry. We may invest without limit in companies that are not in the healthcare sector.

Our investment objective is to generate high current income and long-term capital appreciation. We seek to achieve our objective by using the experience of the Highland healthcare, credit, and structured products teams to source, evaluate and structure investments, identify attractive investment opportunities that are primarily debt investments that generate high income without creating undue risk for the portfolio, make equity investments where we believe there will be attractive risk-adjusted returns that compensate for the lack of current income, and make investments in debt and equity tranches of CLOs that deliver income and high relative value. We will focus on companies that are stable, have positive cash flow and the ability to grow their business model. However, we will leverage the expertise of Highland with regard to distressed investing and restructuring to make opportunistic investments in distressed companies. We will utilize the Highland credit underwriting capability to identify the types of companies we believe will provide high current income and/or long-term capital appreciation. In addition to the investments in the healthcare industry, we may invest a portion of our capital in other opportunistic investments in which NexPoint Advisors has expertise.

We seek to invest primarily in securities deemed by NexPoint Advisors to be high income generating debt investments and income generating equity securities of privately held companies in the United States. We expect the portfolio will be concentrated primarily in senior floating rate debt securities, although we may invest without limit in securities which rank lower than senior secured instruments and may invest without limit in investments with a fixed rate of interest. We will buy syndicated loans, various tranches of CLOs and other debt instruments in the secondary market as well as originate debt so we can tailor the investment parameters more precisely to our needs. We also intend to invest a portion of the portfolio in equity securities that are non-income producing, when doing so will help us achieve our objective of long-term capital appreciation. We expect the size of our positions will range from $2 million to $25 million, although investments may be larger as our asset base increases. Prior to raising sufficient capital, we may make smaller investments.

We focus our healthcare investments primarily on opportunities in companies we believe will benefit from the long-term changes that are coming in the healthcare industry as a result of implementation of the ACA. It is our belief that the implementation of the ACA will produce dramatic upheaval in the healthcare sector, affecting each sub-sector differently, producing a positive impact for some sub-sectors and a negative impact for others. We also believe some companies are better positioned to take advantage of these changes while others will consolidate with stronger players. Based on our deep understanding of the healthcare sector and the ACA legislation, we believe the process of implementation will take many years, creating a changing landscape for years to come.

Our primary areas of focus within the healthcare sector will be in the pharmaceuticals, devices, life sciences and facilities sub-sectors as we believe these will be the most significant beneficiaries of the ACA implementation. We will also make opportunistic investments, including short sales, in other sub-sectors we believe will fare poorly as a result of ACA. Although we believe the ACA will create tremendous upheaval for the healthcare industry, we also believe this upheaval will create substantial opportunities for investors with a knowledge of the ACA and how it will impact the industry.

However, NexPoint Advisors and its affiliates have a core competency in other, non-healthcare sectors, specifically in oil and gas and real estate, but also has vast experience investing in all economic sectors. When identifying potential middle market investments for the portfolio, we focus on the attributes listed below. It is our belief that investments exhibiting these characteristics are the best investments to allow the Fund to meet its investment objective with an acceptable level of risk. The attributes discussed below are general guidelines and not all investment opportunities may exhibit each of these qualities. Each investment opportunity is analyzed on a case-by-case basis by our investment professionals and the portfolio manager:

Focus on growing economic sectors. We seek companies that operate in or focus a substantial amount of their resources on economic sectors we believe will benefit from the current economic environment, including primarily the healthcare sector. Our view is that some sectors will be adversely impacted by rising rates while others will see tangible benefits. We think companies in our perceived “winning” sectors represent a better risk profile for our investments.

High level of inherent value. We seek companies that have inherent value but need additional financing to implement their business plan fully and realize their full value. These businesses are typically smaller companies that cannot access traditional means of financing but have a solid business where additional investment of capital and economies of scale can unlock an outsized level of value. In some cases, we may take equity stakes in these businesses as well as debt positions to achieve our dual objectives of high current income and long-term capital appreciation.

Strong risk/reward characteristics. We seek investments where we believe we are compensated for the risk assumed. An investment opportunity may become more appealing if the terms of the investment are improved such as the interest rate, or if structural protections are added to decrease our perceived risk.

Proven management teams. We seek companies that have proven management teams that understand the impact the upcoming regulatory and interest rate environment will have on their business. We are not seeking investments in start-up companies or companies with unproven technologies or business models or companies with relatively inexperienced management. Our view is that it will take experienced, seasoned veterans to understand and navigate the pitfalls resulting from the Federal Reserve’s actions regarding interest rates and quantitative easing as well as a potentially increasing tax environment and changes to the economy from implementation of the ACA. We believe these companies have a better chance of delivering value long-term to investors.

Strong cash flow and business models. We seek stable and proven businesses with strong cash flow that are able to adequately service their debt load. With an increase in interest rates, we believe financing will become more expensive and only companies with steady cash flow and business models will weather the storm. Businesses that have strong infrastructure, business models and processes will be better able to service their debt.

Stable and proven businesses. We seek companies that have a proven business model and strong strategic position within their industry. With the upheaval we believe will be evident in the next few years, we think growing a stable and proven business will be difficult enough. Trying to build out a new business model in a chaotic environment will be exponentially more difficult in our opinion and compensating for that level of risk will be difficult.

Potential Market Opportunity

We believe there are currently, and will continue to be, significant investment opportunities in middle market companies, particularly in the healthcare sector and particularly in income producing securities, in the United States. Additionally, we believe there continue to be attractive investment opportunities in the syndicated floating rate debt and CLO markets.

Investments in Middle Market Healthcare Companies

Our portfolio of middle-market investments will have a focus on companies in the healthcare sector as we believe there is a large and growing opportunity in this sector. Our belief is predicated on the upheaval we believe will result from implementation of the ACA and from the growing utilization of healthcare by the population. We believe that full implementation of the ACA will result in the largest restructuring of the healthcare industry since the passage of Medicare and Medicaid in the 1960’s. The stated purpose of the ACA is to enable all U.S. citizens to access affordable healthcare. The legislation seeks to do this by increasing the reach of Medicare and Medicaid, by imposing minimum requirements and rules for insurance companies with regard to the coverage and to whom they must offer it, by mandating coverage by large private employers, and by setting up exchanges for individuals who do not have access through their employer. In the process, we believe the ACA will transform the way patients access medical care as well as modernize the infrastructure of healthcare delivery.

We believe this implementation will create distinct “winners” and “losers.” As such, identifying and investing in the winners and avoiding the losers should be a key to succeeding in the healthcare sector.

In addition to creating distinct “winners” and “losers,” we believe the industry will experience a large scale consolidation. As a result of implementation of the ACA and ongoing budget deficits at the U.S. federal and state level, we expect that the government will continue to squeeze healthcare providers, putting pressure on their profitability. We believe smaller participants in the industry will seek to consolidate to gain the necessary economies of scale. This will require a tremendous amount of capital. Also, the ACA, once fully implemented, should dramatically expand the number of users of healthcare services, creating demand for: (1) pharmaceuticals, (2) devices, (3) life sciences, (4) facilities and (5) insurance. In preparing to accommodate a large number of new participants in the healthcare model, we believe healthcare providers will require large amounts of capital to expand their businesses and modernize their technology and infrastructure.

Healthcare is a defensive and stable sector that has experienced out-sized growth and consistency during the past four decades. There are three primary growth drivers of healthcare: (1) demographics, (2) price inflation and (3) per-person utilization of care. The historical demographic growth rate has been 0.97%. Price inflation in healthcare has added an additional 5.30%, almost double the baseline GDP growth rate since 1970 of 2.90%. Utilization is a function of access to health insurance as well as aging demographics. In the past three decades, the population above 90 has tripled and is expected to quadruple over the next three decades. Due to these drivers, healthcare has moved from 3% of GDP in 1980 to 18% today and is expected to continue to grow.

Investments in Middle Market Non-Healthcare Companies

Since 2009, credit market conditions have improved as stability has returned to the U.S. financial system. The Federal Reserve instituted a zero interest rate policy and has been successful in keeping rates low across the yield curve. As a result, investor and business confidence has returned and the economy and employment have been growing, although slower than pre-2008. Despite the improvement, growth and employment remain sluggish. Despite these headwinds, we believe that some industries continue to flourish, such as healthcare and energy. We believe that as interest rates rise, financing for middle market companies in all sectors will become more difficult. The capital requirements of business in many sectors will be enormous in the coming years. These companies will, in our opinion, turn more and more to specialty finance vehicles, such as us, to procure the capital they need for growth. We view the financing of middle market companies to be an underserved area, presenting enormous opportunities.

U.S. Census Bureau statistics from the economic census conducted in 2007 indicate there are over 40,000 U.S. businesses classified as “middle market” (annual revenues between $50 million and $2.5 billion) while there are approximately only 1,200 companies with annual revenues in excess of $2.5 billion. We believe middle market companies represent an outsized potential for growth compared to larger companies. Additionally, these companies require large amounts of capital to grow their businesses but have limited access to more traditional capital providers. Despite the size of the market, there are few providers of financing for middle market companies. Underwriting credit to a private company requires more diligence and a specific skill set that large financial institutions typically do not possess and requires more time than they are willing to invest. It is this lack of access and competition that drives the opportunity, as it should allow us to pick the best companies and negotiate more favorable terms.

As a large percentage of our investments are expected to be in the form of floating rate debt, we will be able to create a portfolio of middle market companies that will have an increasing income stream over time, particularly as interest rates increase above their historic lows. Also, as floating rate debt reduces the interest rate risk inherent in longer duration credit instruments, we can build a portfolio that has mostly credit risk, which we believe Highland is an expert at assessing.

Investments in Large Syndicated Floating Rate Debt

A large portion of the investments we make in middle market companies are expected to be in the form of floating rate instruments. Also, a portion of the portfolio will be invested in large syndicated floating rate debt of non-public and public companies. Syndicated floating rate debts are loans originated by a bank to a corporation that are sold off, or syndicated, to investors in pieces. Floating rate loans have a base rate that adjusts periodically plus a spread over the base rate. The base rate is typically the three-month LIBOR and resets every 90 days. With rates resetting in an environment where the prevailing base rate is increasing, the income stream from a floating rate instrument will increase. Floating rate debt offers certain benefits:

High current income. Historically, floating rate loans have lower yields than high yield bonds, due in part to better credit and interest-rate risk profile, but still offer an attractive risk-reward income dynamic. However, today floating rate yields are comparable to high-yield bonds.

Adjustable coupon payment. Floating rate loans are structured so that interest rates reset on a predetermined schedule. When interest rates rise, coupon payments increase, and vice versa, with little lag time (typically 90 days or less). This feature greatly reduces the interest rate, or duration, risk inherent in high yield bonds, which typically never reset. Therefore, as rates rise, the value of a high yield bond should decline while the value of a floating rate loan should remain stable.

Priority in event of default. In the event of a default, floating rate loans typically have a higher position in a company’s capital structure, have first claim to assets and greater covenant protection than high yield bonds. As a result, floating rate loans have generally recovered a greater percentage of value than high yield bonds. Also, the default rate for floating rate loans has historically been lower than defaults of high yield bonds.

Reduced Volatility. The return of floating rate loans has historically had a low correlation to most asset classes and a negative correlation with some asset classes. Therefore, adding floating rate loans to a portfolio should reduce volatility and risk.

In our view, an allocation to large syndicated floating rate debt provides stable value with high current income and offers the portfolio liquidity.

Investments in CLOs

We view CLOs as an excellent way to gain exposure to syndicated floating rate debt at a less expensive price and higher yield with greater upside potential for capital appreciation while minimizing interest rate risk. CLO vehicles are entities formed to manage a portfolio of syndicated bank loans. The CLO vehicle raises capital by issuing equity and multiple tranches of debt and uses the proceeds to buy the underlying portfolio of syndicated bank loans. The syndicated bank loans the CLO is allowed to purchase is limited by criteria established within the documents governing the CLO. The CLO also has certain priority of payment provisions or “waterfall” provisions that benefit the higher rated debt tranches. Documents governing CLOs typically provide for adjustments to the “waterfall” in the event certain tests are triggered, diverting cash to the higher rated debt tranches.

We view CLOs as the last asset class that is still dislocated from the fallout in 2008, providing high income and high relative value. In our opinion, the long-term cost of capital older vintage CLOs have secured is relatively cheap compared to current spreads and associated LIBOR floors. This creates opportunities to purchase certain equity and mezzanine tranches of CLO debt that may provide attractive risk-adjusted returns. The secondary market for CLO mezzanine debt and equity, although still small, has become more liquid since 2009. Additionally, Highland is one of the largest participants in the secondary market for CLO debt, which we believe gives us greater access to the asset class and potential opportunities.

Although we believe that pre-2008 vintage CLOs present excellent opportunities, we believe post-2010 vintage CLOs offer interesting features and potential value as well. Generally, these CLOs have a higher cost of capital and thus lower return for the equity tranche, but they offer appealing structural features that are superior to pre-2008 vintage CLOs. These features typically include: better credit enhancements, lower leverage, stronger collateral packages and lower fees to the collateral manager. We believe the pre-2008 vintage CLO market is large but that many of these CLOs are near the end of their reinvestment periods. We believe the pre-2008 vintage CLOs will begin to wind down in the next few years and the sponsors will call the debt tranches at par. We believe that the CLO market was revived after 2010 and that new issuances of CLOs in 2013 were robust. We therefore believe there will be long-term opportunities in CLO debt and equity tranches, as the post-2010 vintage CLO market continues to grow and pre-2008 vintage CLOs wind down. We may invest in both pre-2008 and post-2010 vintage CLOs.

Potential Competitive Strengths

Highland has invested in the healthcare sector since 1993, in credit across all sectors, and in structured products. Highland’s investments have spanned the range from large capitalization companies that are publicly traded to small, privately held companies and to distressed companies that have been successfully turned around. We believe Highland’s expertise in underwriting credit across all sectors will give us an advantage in identifying and investing in the best middle market companies in syndicated loans and CLOs. Highland has a team of 13 professionals focused on healthcare investing across a wide range of asset classes, a team of 10 professionals focused on investing in non-healthcare credit, a team of four professionals focused on investing in structured products.

Highland’s head of healthcare investing, Michael Gregory, is an expert in healthcare policy, having received a degree from the Yale School of Management’s highly specialized joint program in healthcare within the Yale School of Medicine, Management and Public Policy. Mr. Gregory has been investing in the healthcare sector for 15 years. Mr. Gregory’s healthcare team includes, Andrew Hilgenbrink, a Ph.D. in Chemistry from Purdue University and specializes in the biotechnology and pharmaceuticals sub-sectors. Mr. Hilgenbrink’s advanced degree and years of investing in these sectors gives him a deep knowledge of the science underpinning biotechnology and drugs as well as an understanding of how the U.S. Food & Drug Administration’s approval process works. Highland also employs specialists in other sub-sectors of healthcare with an average of 12 years of experience investing in healthcare. Of the Highland professionals focused on the healthcare sector, six of them are restructuring specialists that currently work closely with management teams of healthcare companies and in many cases hold a board seat on such companies.

Highland’s head of credit research, Trey Parker, has 15 years of experience in credit investing, including experience in middle market and distressed investing. Mr. Parker leads a team of 14 analysts focused on all economic sectors. Over the past 20 years, Highland has invested billions of dollars in floating rate debt in thousands of companies. Highland is a well-recognized leader and innovator in the asset class. In the 1990s, Highland helped bring the asset class into the mainstream for institutional and retail investors. In 1996, Highland developed WSO to track floating rate bank loans. Today, WSO, which is owned by Markit Partners, is the de facto program used for tracking loans by over 140 institutions.

Highland’s head of structured products, Josh Terry, has six years of experience with structured products and ten years experience with credit investing, including experience in middle market and distressed investing. Mr. Terry leads a team of four professionals focused on structured products.

Highland launched the first non-bank CLO in 1996 and has launched or managed more than 35 CLOs over the past 20 years exceeding $30.7 billion in assets. Highland is a large manager of CLOs in the United States and is a large investor in CLO debt and equity in the secondary market. Because of our experience managing CLOs and the underlying asset pools, including floating rate bank loans, we believe that we have an unparalleled ability to evaluate CLO debt for purchase in the secondary market.

Highland’s credit platform has been through many credit cycles over the past 20 years, and Highland remains a recognized leader in the credit space, winning numerous industry awards and recognition from peers. Highland has a proprietary credit underwriting process and maintains coverage of many public and non-public companies across all sectors. Investments are reviewed by the analyst team and approved by a credit committee that meets daily. The process includes on-going monitoring of all investments.

We believe the breadth, depth and experience of Highland’s platform provides a significant advantage in sourcing, analyzing, monitoring and managing investment opportunities. Highland has a large back office operations team that has years of experience in settling and tracking bank loan investments. Highland also has a dedicated team that operates registered funds, works with third party service providers, interacts with portfolio managers to provide timely information and portfolio statistics, and has experience interacting with legal counsel and a board of directors. Highland’s valuation team has years of experience valuing investments in middle market and other non-public companies.

We believe the long-term investment horizon we are afforded through the business development company structure will allow us flexibility to find the investments that will deliver the highest value to our investors. Unlike a typical private equity or venture fund, we are not required to return capital once a liquidity event is realized in an underlying investment. With the uncertainties inherent in the Federal Reserve’s actions regarding interest rates and quantitative easing and the implementation of the ACA, particularly the delays in implementation already experienced, we believe it is difficult to make the best investment decisions if required to work under a finite time line. Because of the permanent capital vehicle structure, we believe we can offer an institutional-type strategy focused on the healthcare sector with institutional management capabilities to investors.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by making investments generally in the range of $2 million to $25 million primarily in debt securities of middle-market companies. We may also selectively make investments in amounts larger than $25 million in some of our portfolio companies.

Prior to raising sufficient capital, we may make smaller investments. We generally expect that the size of our individual investments will vary proportionately with the size of our capital base.

Target businesses will typically exhibit some or all of the following characteristics:

•	exposure to healthcare sub-sectors we believe will benefit from implementation of ACA;

•	exposure to non-healthcare sub-sectors we believe will benefit from a rising interest rate environment and the Federal Reserve’s policies in response to rising rates;

•	a U.S. base of operations;

•	an experienced management team executing a long-term growth strategy;

•	discernable downside protection through recurring revenue or strong tangible asset coverage;

•	defensible niche product/service;

•	products and services with distinctive competitive advantages or other barriers to entry;

•	stable and predictable free cash flows;

•	existing indebtedness that may be refinanced on attractive terms;

•	low technology and market risk;

•	strong customer relationships; and

•	low to moderate capital expenditure requirements.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

Sourcing. We believe that identifying middle-market companies that represent attractive debt investment opportunities requires a different sourcing network than is required for investments in larger companies. Whereas larger companies typically hire an investment bank to help develop marketing materials and run a financing process involving a large number of potential lenders to ensure pricing is determined by the market, middle-market companies typically do not have the resources to hire large financial advisors or investment banks. While these lending opportunities are far less competitive, they are more difficult to source.

We expect that deal flow and idea generation for investments will primarily originate from NexPoint Advisors and its affiliates’ existing and extensive network of informal and unconventional deal sources in the middle market business community. Built over 20 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. Additionally, we have forged contacts specific to the healthcare and energy industry that includes all sub-sectors, as well as other sectors.

The contacts in NexPoint Advisors’ network generally operate outside of the established investment banking infrastructure and typically play a limited introductory role to companies and their management teams. In addition, NexPoint Advisors promotes a culture in which sourcing is considered a focus for all of its investment professionals.

Due Diligence. We believe it is critical to conduct extensive due diligence on investment targets, and in evaluating new investments. We, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser intends to conduct extensive due diligence and perform thorough credit analysis on each potential portfolio company investment. In conducting due diligence, we expect that our investment adviser will use publicly available information and private information provided by borrowers, their financial sponsors and their advisors. Our investment adviser expects to use its relationships with former and current management teams, consultants, competitors and investment bankers to gain further insights into businesses and industries, generally, and our potential portfolio companies, specifically.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of each due diligence review):

•	thorough review of historical and pro forma financial information, including an analysis of collateral coverage, cash flow and valuation multiples and quality of earnings;

•	review of capital structure, including leverage and equity amounts, participants and intercreditor arrangements;

•	analysis of the business of the prospective portfolio company, including drivers of growth, customer and supplier concentrations, fixed versus variable costs and sensitivity analyses (with a focus on downside scenario analysis);

•	analysis of the industry in which the prospective portfolio company operates, including its competitive position, industry size and growth rates, competitive outlook, barriers to entry, and technological, regulatory and similar considerations;

•	interviews with management, employees, customers and vendors and analysis of management’s track record, quality, breadth and depth;

•	anticipated form of any potential restructuring, potential liquidation value and potential for collateral impairment;

•	preparation or review of material contracts and loan documents;

•	anticipated timing of covenant breaches and default cure provisions;

•	research relating to the company’s business, industry, markets, products and services;

•	background checks on key managers when appropriate; and

•	third-party research relating to the company’s management, industry, markets, products and services and competitors.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants as well as other outside advisers, as appropriate.

Structuring Originations. Our investment adviser’s team has substantial expertise in structuring and documenting loans originated to middle-market companies. Our investment adviser works with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser works to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our investment adviser’s extensive experience allows it to anticipate issues and maximize our potential recovery upon the occurrence of adverse events, and our investment adviser is able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our investment adviser also evaluates the broader capital structure of the borrower to ensure that we have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring. We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio structure and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our investment adviser uses several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;

•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;

•	tracking portfolio company compliance with covenants, as well as other metrics identified at the initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and

•	periodic review of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

Investments

We seek to create a portfolio that includes senior secured, unitranche, mezzanine and unsecured loans and warrants and minority equity securities by making investments generally in the range of $2 million to $25 million in U.S. based middle-market companies. We may selectively make investments in amounts larger than $25 million in some of our portfolio companies. Prior to raising sufficient capital, we may make smaller investments.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. NexPoint Advisors or an affiliate will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse NexPoint Advisors or an affiliate for its actual costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors. See “The Adviser and the Administrator—Administration Agreement.”

Competition

Our primary competitors to provide financing to middle-market companies will include public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and that the Code will impose on us as a RIC. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We will not have any direct employees, and our day-to-day investment operations will be managed by our investment adviser. Our officers will be employees of NexPoint Advisors. Some of our executive officers described under “Management of the Company” are also officers of NexPoint Advisors. See “The Adviser and the Administrator—Administration Agreement.”

Properties

Our executive offices are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201 and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of our investment adviser, our administrator, NexPoint Advisors or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board. The board currently consists of six members, four of whom are not “interested persons” of NexPoint Capital as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board of directors. We refer to these individuals as our independent directors. Our board elects our officers, who will serve at the discretion of the board.

Board of Directors and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board has established an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Ethan Powell, Executive Vice President and Secretary of NexPoint Advisors, and therefore an interested person of NexPoint Advisors, serves as Chairman of the board. Our board of directors believes that it is in the best interests of our investors for Mr. Powell to lead the board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds, as described below. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight.

Terrence O. Jones, chairman of the nominating and governance committee, and Bryan A. Ward, chairman of the audit committee, are independent directors and act as a liaison between the independent directors and management between meetings of the board and are involved in the preparation of agendas for board and committee meetings. The board believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our investment adviser and the board.

Directors

Information regarding the members of the board as of the date of this prospectus is as follows:

Name, Address, Age(1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background
Interested Directors

John Honis (6/16/1958) (4)	Director	Term expires 2015; Director since 2014	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P.	14	NexPoint Credit Strategies Fund

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on another board of directors.

Syracuse University – Bachelor of Science.

Ethan Powell (6/20/1975) (5)	Director and Chairman of the Board	Term expires 2016; Director since 2014	Trustee of NexPoint Credit Strategies Fund, Highland Funds II, Highland Funds I and Highland Special Situations Fund from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010.	14	NexPoint Credit Strategies Fund

Significant experience in the financial industry; experience on another board of directors

Texas A&M University – Master of Science in Management Information Systems Texas; A&M University –Bachelor of Science in Accounting.

Name, Address, Age(1)	Position(s) with NexPoint Capital, Inc.	Term of office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background
Independent Directors

Dr. Bob Froehlich (4/28/1953)	Director	Term expires 2017; Director since 2014	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	14	Trustee of NexPoint Credit Strategies Fund; Director of American Realty Capital Finance Trust, Inc.; Director of KC Concession, Inc.; Trustee of American AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors.

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors including as a member of audit committees.

California Coast University – PhD; Central Michigan University – Master of Arts; University of Dayton – Master of Public Administration; University of Dayton – Bachelor of Arts.

Timothy Hui (6/13/1948)	Director	Term expires 2017; Director since 2014	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	14	NexPoint Credit Strategies Fund

Significant experience on other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Southern Methodist University – Juris Doctor; University of North Texas – Master of Library Science; Christian Education Dallas Theological Seminary – Master of Theology, Doctor of Theology; Philadelphia Biblical University – Bachelor of Science.

Name, Address, Age(1)	Position(s) with NexPoint Capital, Inc.	Term of office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Highland Fund Complex Overseen by Director(3)	Other Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership and Educational Background

Terrence O. Jones (7/3/1963)	Director; Chairman of nominating and governance committee	Term expires 2015; Director since 2014	Retired; Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	14	NexPoint Credit Strategies Fund; Genworth Life Insurance Company of New York

Significant experience in the financial industry; significant managerial and executive experience, including experience as founder and president of an investment management bank and as chief investment officer of a private investment firm; experience on other boards of directors.

Columbia University – Executive MBA; Columbia University – Bachelor of Arts.

Bryan A. Ward (2/4/1955)	Director; Chairman of the audit committee	Term expires 2016; Director since 2014	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	14	NexPoint Credit Strategies Fund

Significant experience on other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Southern Methodist University – Geology; University of Texas – Petroleum Land Management; University of Arkansas – Bachelor of Science in Business Administration.

(1)	The address for each director is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	On an annual basis, as a matter of board policy, the nominating and governance committee reviews each director’s performance and determines whether to extend each such director’s service for another year. Our board has adopted a retirement policy wherein the nominating and governance committee shall not recommend the continued service as a director of a board member who is older than 80 years of age at the time the nominating and governance committee reports its findings to our board.
(3)	The “Highland Fund Complex” consists of NexPoint Capital, Inc. and all of the registered investment companies overseen by our board of directors (NexPoint Credit Strategies Fund, Highland Funds I, Highland Funds II and Highland Special Situations Fund) and advised by NexPoint Advisors or an affiliated person of NexPoint Advisors as of the date of this prospectus.
(4)	Mr. Honis is deemed to be an “interested person” of us under the Investment Company Act because of his position as a partner of Highland Capital Management, L.P., an affiliate of NexPoint Advisors.
(5)	Mr. Powell is deemed to be an “interested person” of us under the Investment Company Act because of his position with HCMFA, an affiliate of NexPoint Advisors.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name, Address, Age (1)	Position(s) with NexPoint Capital, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
James Dondero (6/29/62)	President	Indefinite Term; President since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NexPoint Credit Strategies Fund

Brian Mitts (8/26/1970)	Vice President and Chief Financial Officer	Indefinite Term; Vice President and Chief Financial Officer since 2014	Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010.

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since 2014	Senior Accounting Manager at HCMFA since August 2012; Assistant Treasurer of the funds in the Highland Fund Complex since November 2012; Fund Accountant at Highland Capital Management, L.P. from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since 2014

Chief Compliance Officer of Highland Capital Funds Distributor, Inc. since November 2013; Compliance Director at Highland Capital Management, L.P. and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. from November 2011 to March 2014; Vice President, and Manager of Reporting and Research from May 2008 to September 2010.

(1)	The address for each executive officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Portfolio Manager

Our portfolio managers are James Dondero and Michael Gregory. Their investment decisions are not subject to the oversight, approval or ratification of a committee

Name	Title	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James Dondero	Portfolio Manager	Since 2014	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NexPoint Credit Strategies Fund

Michael Gregory	Portfolio Manager	Since 2014	Head of healthcare investing for Highland Capital Management

As of December 31, 2013, the portfolio managers managed the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
James Dondero
Registered investment companies	2	$1,200	1	$0.8
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Michael Gregory
Registered investment companies	2	$285	—	—
Other pooled investment vehicles	1	$20	1	$20
Other accounts	—	—	—	—

Conflicts of Interest

Because the portfolio managers manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts of interest between our investment strategy and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts of interest in the allocation of investment opportunities between us and the other accounts. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to our Business and Structure —Conflicts of interest related to the obligations of NexPoint Advisors or its affiliates have to other clients.”

Compensation

NexPoint Advisors’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers’ underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by NexPoint Advisors such as the Short Term Incentive Plan and the Long Term Incentive Plan.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint Advisors pays a competitive base compensation.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

•	Short Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of NexPoint Advisors in order to promote the success of NexPoint Advisors.

•	Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of NexPoint Advisors through the use of Long-Term Incentive Units.

Because each person’s compensation is based on his or her individual performance, NexPoint Advisors does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint Advisors. NexPoint Advisors believes it is in the best interest of shareholders to maintain stability of portfolio management personnel.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Froehlich, Hui, Jones and Ward each of whom is independent for purposes of the 1940 Act. Mr. Ward serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our board of directors has determined that Mr. Ward is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. In addition, each member of our audit committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. Because we are a newly organized company, the audit committee did not meet during the prior fiscal year.

Nominating and Governance Committee

Each member of the board of directors serves as a member of the nominating and governance committee. Mr. Jones serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

The nominating and governance committee considers nominees properly recommended by our stockholders. Our bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information.

Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the date the proxy statement for the immediately preceding annual meeting of stockholders was released to our stockholders. Our bylaws further provide that, nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

Because we are a newly organized company, the nominating and governance committee did not meet during the prior fiscal year.

Qualified Legal Compliance Committee

The qualified legal compliance committee, or QLCC, is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing us who appear and practice before the SEC on our behalf. The QLCC is comprised of the members of the audit committee. The QLCC does not have a chairman, although meetings of the QLCC are chaired by a director who is independent of us for purposes of the 1940 Act.

Compensation of Directors

Prior to satisfying the minimum offering requirement, our directors are not entitled to any compensation from us. Each of our independent directors receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex and us based upon relative net assets. Our independent directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The directors do not have any pension or retirement plan.

It is estimated that our directors will receive the amounts set forth in the following table from us for our initial fiscal year ending December 31, 2014.

Name	Aggregate Compensation from the Company	Total Aggregate Compensation from the Highland Fund Complex and the Company
Dr. Bob Froehlich	$6,593	$150,000
Timothy Hui	$6,593	$150,000
Terence O. Jones	$6,593	$150,000
Bryan A. Ward	$6,593	$150,000
John Honis	$—	$—
Ethan Powell	$—	$—

The Highland Fund Complex consists of Highland Funds I, Highland Funds II, Highland Special Situations Fund and NexPoint Credit Strategies Fund.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of NexPoint Advisors or by individuals who were contracted by NexPoint Advisors to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement. Each of our executive officers is an employee of NexPoint Advisors or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by NexPoint Advisors. The compensation of our chief financial officer and our chief compliance officer will be paid by NexPoint Advisors. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

The Investment Advisory Agreement provides that NexPoint Advisors and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by NexPoint Advisors or such other person, nor will NexPoint Advisors or such other person be held harmless for any loss or liability suffered by us, unless: (1) NexPoint Advisors or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) NexPoint Advisors or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of negligence or misconduct by NexPoint Advisors or such other person acting as our agent; and (4) the indemnification or agreement to hold NexPoint Advisors or such other person harmless for any loss or liability is only recoverable out of our net assets and not from our stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with our investment adviser. Our senior management have ownership and financial interests in our investment adviser. Members of our senior management also serve as principals of other investment managers affiliated with our investment adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, our investment adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with our investment adviser’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

In the future, we may engage NexPoint Advisors or certain of its affiliates to provide services to us other than those discussed herein. Any arrangements would be subject to approval by the board prior to NexPoint Advisors or its affiliates being engaged to provide services to us.

Policies and Procedures for Managing Conflicts of Interest

Our investment adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our investment adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our investment adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by NexPoint Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of NexPoint Advisors and our investment adviser. Under this allocation policy, a calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by NexPoint Advisors and its affiliates. In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, our investment adviser and its affiliates will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We, Highland Capital Management and our investment adviser intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Non-Public Information

Our senior management and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such public company under its policies, our policies or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, NexPoint Advisors has agreed to provide investment advisory services to us. NexPoint Advisors has also agreed to provide us with access to personnel and we will pay NexPoint Advisors a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for NexPoint Advisors to invest in certain types of securities.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest that could affect our investment returns.”

NexPoint Advisors will depend upon its investment professionals and other resources of its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. We will look to NexPoint Advisors or an affiliate to obtain access to deal flow generated by the professionals of NexPoint Advisors.

Administration Agreement

We have entered into an Administration Agreement pursuant to which NexPoint Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable us to operate. Under our Administration Agreement, NexPoint Advisors performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

Private Placement

We intend to enter into a private placement with our investment advisor, pursuant to which NexPoint Advisors will contribute an aggregate of $9,800,000 to purchase 1,065,217.39 shares of common stock at $9.20 per share which price represents the public offering price of $10.00 per share, excluding selling commissions and dealer manager fees. We expect to issue the shares purchased in the private placement upon the satisfaction of the minimum offering requirement. NexPoint Advisors has agreed not to vote its shares on any matter brought to stockholders regarding the termination of the Investment Advisory Agreement or renewal of NexPoint Advisors as our investment adviser.

Conversion

On June 10, 2014 NexPoint Capital, LLC converted into a Delaware corporation, NexPoint Capital, Inc., and all of the outstanding limited liability company interests in NexPoint Capital, LLC converted into shares of common stock in NexPoint Capital, Inc. As part of this conversion, the existing member of NexPoint Capital, LLC, NexPoint Advisors, received an aggregate of 21,739.13 shares of our common stock in exchange for the 21,739.13 limited liability company interests they owned in NexPoint Capital, LLC, representing an estimated equivalent price of $ 9.20 per share based on the fair value of the assets contributed by NexPoint Advisors in connection with our formation, as determined by our board of directors.

Appraisal and Compensation

Our certificate of incorporation provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of our stockholders. A summary of such appraisal will be included in a report to our stockholders in connection with any proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, certain ownership information with respect to our common stock, as of August 15, 2014, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership	Shares owned	Percentage (assuming minimum offering requirement is met )	Percentage (assuming maximum amount of this offering is purchased)(2)
NexPoint Advisors, L.P.	Beneficial	21,739.13	2.2%	*	%
James Dondero (3)	Beneficial	21,739.13	2.2%	*	%
All officers and directors as a group (10 persons)	Beneficial	21,739.13	2.2%	*	%

(1)	The address for NexPoint Advisors and each director or officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.
(2)	Based on the issuance of 150,000,000 shares offered by this prospectus.
(3)	Mr. Dondero is a control person of NexPoint Advisors. The shares of common stock shown in the above table as being owned by Mr. Dondero reflect the fact that, due to his investment power over securities held by NexPoint Advisors, Mr. Dondero may be deemed to have beneficial ownership over the shares of NexPoint Capital, Inc. owned by NexPoint Advisors.
*	Less than 1 percent.

The following table shows the aggregate dollar range of equity securities owned by our directors in all funds overseen by the directors in the Highland Funds Complex as of December 31, 2013.

Name of Director	Aggregate Dollar Range of Equity Securities Owned in NexPoint Capital, Inc.	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Fund Complex(1) Overseen by Director(2)
Interested Directors
John Honis	None	Over $100,0000
Ethan Powell	None	Over $100,0000
Independent Directors
Timothy K. Hui	None	$1 - $10,000
Terrence O. Jones	None	None
Dr. Bob Froehlich	None	None
Bryan A. Ward	None	$1 - $10,000

(1)	The “Highland Fund Complex” consists of Highland Funds I, Highland Funds II, Highland Special Situations Fund, NexPoint Credit Strategies Fund and NexPoint Capital, Inc.
(2)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

The table below shows the dollar range of shares of common stock to be beneficially owned by each of our portfolio managers after giving effect to the private placement.

Name of Manager/Officer	Dollar Range of Equity Securities in NexPoint Capital (1)
James Dondero	Over $1 million
Michael Gregory	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.

THE ADVISER AND THE ADMINISTRATOR

NexPoint Advisors is a recently formed investment adviser that is registered with the SEC as an investment adviser under the Advisers Act, and we and NexPoint Advisors have entered into the Investment Advisory Agreement. The principal executive offices of NexPoint Advisors are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201. As of March 31, 2014, NexPoint Advisors had approximately $812 million of capital under management. Together with NexPoint Advisors and its other affiliates, Highland Capital Management managed approximately $20 billion in assets on behalf of investors around the world as of March 31, 2014. NexPoint Advisors is controlled by James Dondero by virtue of his control of its general partner, NexPoint Advisors GP, LLC.

Investment Advisory Agreement

NexPoint Advisors will serve as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment management services to, us. Under the terms of the Investment Advisory Agreement, NexPoint Advisors does and will:

•	determine the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determine the securities and other assets that we purchase, retain or sell; and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

NexPoint Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we will pay NexPoint Advisors a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee.

The base management fee will be calculated at an annual rate of 2.0% of our gross assets including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For purposes of calculating the base management fee, gross assets will be the equivalent of the “Total Assets” line item on our balance sheet. Unrealized gains on any total return swaps that we may enter into will be reflected in the “Total Assets” line item on our balance sheet and therefore included in the computation of the base management fee. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not.

The first component, which is income-based, will be calculated and payable quarterly in arrears, commencing with the quarter ending September 30, 2014, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means in each case on a consolidated basis interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.875% (7.5% annualized);

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.34375%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.34375% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and

•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to our investment adviser.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to our investment adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and will equal 20% of our cumulative aggregate realized capital gains from our formation through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

For purposes of computing the capital gains incentive fee, the Adviser will become entitled to a capital gains incentive fee only upon the termination or disposition of a total return swap, at which time all net gains and losses of the underlying loans constituting the reference assets of the total return swap will be realized. For purposes of computing the incentive fee on income the Adviser is not entitled to any incentive fee on income with respect to a total return swap.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.4%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.0%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.15%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x (Pre-Incentive Fee Net Investment Income - 1.875%))

= (100.0% x (2.15% - 1.875%))

= 100.0% x 0.275%

= 0.275%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.75%

Hurdle Rate(1) = 1.875%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + expenses)) = 2.9%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (20% x (Pre-Incentive Fee Net Investment Income - 2.34375%)))

Catch up = 2.34375% - 1.875%

= 0.46875%

Incentive Fee = (100% x 0.46875%) + (20% x (2.9% - 2.34375%))

= 0.46875% + (20.0% x 0.55625%)

= 0.46875% + 0.11125%

= 0.58%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.5% annualized Hurdle Rate.
(2)	Represents 2.0% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5) million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million (capital gains fee received in Year 2)

•	Year 4: None

•	Year 5: None; $5 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)

Payment of Our Expenses

All investment professionals of our investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by our investment adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	our organization;

•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);

•	fees and expenses, including travel expenses, incurred by NexPoint Advisors or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of common shares and other securities, and other incurrence of debt;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to NexPoint Advisors under the Administration Agreement;

•	transfer agent and custody fees and expenses;

•	the actual costs incurred by NexPoint Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including deal sourcing fees and marketing to financial sponsors;

•	dues, fees and charges of any trade association of which we are a member; and

•	all other expenses reasonably incurred by us or NexPoint Advisors in connection with administering our business.

Duration and Termination

The Investment Advisory Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of NexPoint Advisors, on May 12, 2014. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of one year from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of NexPoint Capital. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. If NexPoint Advisors terminates the Investment Advisory Agreement, it will be responsible for the expenses incurred in connection with its termination. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. We may terminate NexPoint Advisors’ interest in our revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then-present fair market value of such interest, determined by agreement between us and NexPoint Advisors. If we cannot agree on such amount, it will be determined in accordance with the then-current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally. The method of payment to NexPoint Advisors must be fair and must protect our solvency and liquidity. However, all payments will be limited to the amounts due pursuant to Section 3 of the Investment Advisory Agreement at the date of termination, but not yet made. In no event will these termination provisions require the Company or the Advisor to make or receive any payment other than as would be permitted under the 1940 Act. In addition, the termination provisions will not impact any shares in the Company held by the Advisor. See “Risk Factors—Risks Relating to our Business and Structure—We depend upon key personnel of NexPoint Advisors and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that NexPoint Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting misconduct or negligence. The Investment Advisory Agreement also provides for indemnification by us of NexPoint Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions. In no circumstance will the Company be liable for indemnification, if such indemnification would exceed that permitted under applicable provisions of the 1940 Act.

Board of Directors’ Approval of the Investment Advisory Agreement

Our board determined at a meeting held on May 12, 2014, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, our board focused on information it had received relating to:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to the investment adviser or NexPoint Advisors from their relationships with us and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the investment adviser and its affiliates;

•	the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information that the board reviewed and further discussions, the board, including a majority of the non-interested directors, determined that the investment advisory fee rates are reasonable in relation to the services to be provided. We expect that the board will undertake the same or a similar review in connection with any proposed amendment to, or renewal of, the Investment Advisory Agreement.

Prohibited Activities

Our certificate of incorporation prohibits the following activities between us and NexPoint Advisors and its affiliates:

•	We may not purchase or lease assets in which NexPoint Advisors or its affiliates has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	NexPoint Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our certificate of incorporation;

•	We may not lease assets to NexPoint Advisors or its directors unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to NexPoint Advisors or its affiliates except for the advancement of funds as permitted by our certificate of incorporation;

•	We may not acquire assets in exchange for our stock;

•	We may not pay a commission or fee, either directly or indirectly to NexPoint Advisors or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	NexPoint Advisors and its affiliates may not charge duplicate fees to us; and

•	NexPoint Advisors and its affiliates may not provide financing to us with a term in excess of 12 months.

In addition, the Investment Advisory Agreement prohibits NexPoint Advisors from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. NexPoint Advisors is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, NexPoint Advisors is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Administration Agreement

Pursuant to the Administration Agreement, NexPoint Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. Under the Administration Agreement, NexPoint Advisors also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, NexPoint

Advisors assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, NexPoint Advisors also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. We have agreed to reimburse NexPoint Advisors for our allocable portion of overhead and other expenses incurred by NexPoint Advisors in performing its obligations under the Administration Agreement. In no event, however, will we reimburse NexPoint Advisors under the Administration Agreement in an amount that exceeds an annual rate of 0.4% of our gross assets, including cash and cash equivalents and assets purchased with borrowed funds. In addition, we will reimburse NexPoint Advisors the actual costs incurred in providing managerial assistance to our portfolio companies that request such assistance and the costs of providing such assistance will not be subject to the cap on reimbursement. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. NexPoint Advisors may outsource any of the functions it performs pursuant to the Administration Agreement. To the extent that NexPoint Advisors outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to NexPoint Advisors.

Limitation of Liability and Indemnification

The Administration Agreement provides that NexPoint Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting misconduct or negligence. The Administration Agreement also provides for indemnification by us of NexPoint Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made. When we calculate net asset value, we will accrue as a liability in accordance with GAAP the amount, if any, which we may owe to our investment adviser under the income incentive fee and the capital gains incentive fee, with the latter being based on the amount of unrealized and realized capital appreciation. We note that any such accruals may be reversed from time to time, as GAAP assumes that the assets are all sold as of the balance sheet date and, as a result, there can be an artificial accrual.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level	1 – quoted unadjusted prices in active markets for identical investments as of the reporting date – The types of investments in Level 1 include exchange-traded equities, debt and derivatives with quoted prices.

Level	2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.) – Level 2 inputs include interest rates, yield curves, volatilities, prepayment risks, loss severities, credit risks and default rates. The types of investments in Level 2 generally include corporate bonds and loans, government and agency securities, less liquid and restricted equity investments, over-the-counter traded derivatives and other investments where the fair value is based on observable inputs.

Level	3 – significant unobservable inputs (including the investment adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments) – These inputs reflect our board’s assessment of the assumptions that market participants use to value the investment based on the best available information. Level 3 inputs include prices of quoted securities in markets for which there are few transactions, less public information exists or prices vary among brokered market makers. The types of investments in Level 3 include non-publicly traded equity, debt, real estate and derivatives.

In some instances, an instrument may fall into different levels of the fair value hierarchy. In such instances, the instrument’s level within the fair value hierarchy is based on the lowest of the three levels (with Level 3 being the lowest) that is significant to the value measurement. The assessment of the significance of an input requires judgment and considers factors specific to the instrument. The transfer of assets into or out of each fair value hierarchy level is accounted for as of the beginning of the reporting period.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of primarily debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads, and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors has retained one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least once during each 12-month period. We plan for the independent valuation firms retained by our board of directors to provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter subsequent to September 30, 2014 to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments, and valuation pricing models. For those investments valued using quotations, the bid price is generally used, unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our board intends to undertake a multistep valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.

•	The audit committee of the board reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis, and in certain cases third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates, and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors—Risks Relating to our Business and Structure—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

Determinations In Connection With Offerings

We sell our shares on a continuous basis at a current public offering price established by our board of directors or a committee thereof. We are prohibited under the 1940 Act from selling our shares of common stock at a public offering price, after deducting selling commissions and dealer manager fees, that is below our NAV per share. In connection with each semi-monthly closing, we intend to ensure that our offering price is not more than 2.5% above NAV. Should the NAV fall outside of this range, we will adjust the public offering price accordingly.

In reviewing our public offering price in connection with each closing date, the board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or a committee thereof consider the following factors, among others:

•	the NAV per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in our NAV has occurred (including through the realization of gains on the sale of our Portfolio securities) in the period beginning on the date of the most recently disclosed NAV to the date two days prior to the closing; and

•	the magnitude of the difference between (i) a value that our board of directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

This requires that the board of directors or a committee thereof determine that we are not selling shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current NAV at the time in which the sale of shares is made. Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the sale is made, our board of directors or committee thereof will elect to either: (i) postpone the offering until such time that there is no longer the possibility of the occurrence of such event, or (ii) undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not, after deducting selling commissions and dealer manager fees, be below our then-current NAV.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan pursuant to which a stockholder can elect to have the full amount of our cash distributions reinvested in additional shares of our common stock. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect to participate or terminate participation in the plan within a reasonable time as specified in the plan. If the board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have ‘opted in’ to our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in our distribution reinvestment plan. You should contact your broker or financial intermediary regarding any such restrictions that may be applicable to your investment in shares of our common stock.

No action is required on the part of a registered stockholder to receive dividends or other distributions in cash. A registered stockholder may elect to receive an entire distribution in shares of our common stock by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who elects to receive dividends or other distributions in cash and hold such shares in non-certificated form in the name of the plan administrator or its nominee. Those stockholders whose shares are held by a broker or other financial intermediary may opt to receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use newly issued shares to implement the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 95% of the price that the shares are sold in the offering at the closing conducted on the day of or immediately following the distribution date. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

The reinvested distributions will increase our gross assets under management on which the management fee and incentive fee are payable to NexPoint Advisors.

There will be no brokerage charges or other sales charges to stockholders who elect to participate in the plan. The plan administrator’s fees will be paid by us.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the value of the stock received by the stockholder on the date such stock was received. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator in writing or calling the plan administrator’s Interactive Voice Response System at (844) 485-9167. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator in writing or by calling the plan administrator’s interactive voice response system at (844) 485-9167.

DESCRIPTION OF CAPITAL STOCK

The following description summarizes the material provisions of the DGCL and our certificate of incorporation and bylaws that are relevant to an investment in our common stock. This summary may not contain all of the information that is important to you, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 15, 2014:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—	21,739.13

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the board and declared by us out of legally available funds. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes the board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, the board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may be amended from time to time. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect this provision.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, our certificate of incorporation prohibits us from indemnifying or holding harmless a director, officer, employee or agent of us, or any person who is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (which would include, without limitation, NexPoint Advisors and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is NexPoint Advisors, any of its affiliates, or any officer of us, NexPoint Advisors or an affiliate of NexPoint Advisors, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of us, NexPoint Advisors or an affiliate of NexPoint Advisors); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders.

Furthermore, under our certificate of incorporation, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Under our certificate of incorporation, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all the following conditions are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) the party seeking indemnification provides us with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by us has been met; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) the party seeking indemnification provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, in cases in which the party seeking indemnification is found not to be entitled to indemnification.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could increase our expenses and disrupt our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•	on or after the date the business combination is approved by the board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board in accordance with our bylaws. Our certificate of incorporation and bylaws provide that a majority of our entire board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than nine. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board at a special meeting may be made only by or at the direction of the board or, provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide an orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can be called by the chairman of the board, the chief executive officer or the board. In addition, our certificate of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting certain stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 45 days after the end of each fiscal quarter, we will file our quarterly report on Form 10-Q. Within 90 days after the end of each fiscal year, we will file our annual report on Form 10-K. These reports, along with any prospectus supplements, current reports on Form 8-K or any amendments to these listed reports will be made available free of charge on our website at www.nexpointadvisors.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

On a quarterly basis, we will send information to all stockholders of record regarding the source of distributions paid to our stockholders in such quarter.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

REGULATION

We intend to file an election to be treated as a business development company under the 1940 Act and to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the fair value of such securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. However, when a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. As our administrator, NexPoint Advisors has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse NexPoint Advisors for the actual costs incurred in providing managerial assistance on our behalf, subject to the review and approval by our board of directors, including our independent directors.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to raise, and the way in which we raise, additional debt or equity capital.”

Code of Ethics

We and NexPoint Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are described below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to us, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 300 Crescent Court, Suite 700, Dallas, Texas 75201, or by calling us collect at (877) 667-1287.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone except as described below.

•	Authorized Employees of NexPoint Advisors and Its Affiliates. It is our policy that only authorized employees of NexPoint Advisors and its affiliates with a legitimate business need for the information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the investment adviser negotiates no term other than price and certain other conditions are met. The staff of the SEC has not granted such no-action relief to either us or NexPoint Advisors. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our investment adviser has previously invested.

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and NexPoint Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board, closely approximates the fair value of such securities.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting.

•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under it. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, NexPoint Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. NexPoint Advisors does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, considering such factors as (i) price (including the applicable brokerage commission or dealer spread), (ii) size of the order, (iii) difficulty of execution , (iv) operational facilities of the firm, (v) promptness of execution and past history in executing orders, (vi) clearance and settlement capabilities, (vii) research capabilities, (viii) access to markets and distribution network, (ix) the firm’s risk and skill in positioning blocks of securities and (x) trade error rate and ability or willingness to correct errors. While NexPoint Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, NexPoint Advisors may select a broker based partly upon brokerage, research or other services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if NexPoint Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including (but not limited to) stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect mark-to-market treatment for U.S. federal tax purposes with respect to their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

As a business development company, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax will be considered to have been distributed. We reserve the right to retain a portion of our taxable income and to pay U.S. federal excise tax with respect to such income.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

We may invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations may be required to pay U.S. federal, state and local corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

For purposes of the 90% Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other non-qualifying income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies” (“PFICs”). Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Distribution Requirements.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Distribution Requirements.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Pursuant to a notice issued by the IRS and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of our income (including income allocated from certain pass-through entities) that is attributable to a residual interest in a real estate mortgage investment conduit or taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. In general, any excess inclusion income allocated to all of our stockholders (1) generally cannot be offset by net operating losses, (2) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified retirement plans and certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income to file a tax return and pay tax on such income, and (3) in the case of Non-U.S. stockholders, no exemption or reduction in U.S. nonresident withholding tax will apply to such excess inclusion income. The IRS notice and related Treasury Regulations further provide that any excess inclusion income we earn will be allocated to our stockholders in proportion to the dividends received by our stockholders, with the same consequences as if our stockholders held the related residual interest directly. As a result, any excess inclusion income earned by us directly or indirectly (in the manner described above) may be treated as passed through and earned by our stockholders who would be subject to tax currently to the extent of each such stockholder’s share of such excess inclusion income. Although we do not expect to make investments that generate or pass-through excess inclusion income in the manner described above, we may make such investments, and may need to make certain elections set forth in the IRS notice governing such matters.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. To the extent that we pay our required distributions and such distributions exceed our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares, and then as a capital gain. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Dividends by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts).

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (generally at a maximum U.S. federal tax rate of 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock.

Any distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Stockholders receiving dividends in newly issued shares of our common stock will generally be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax would be added to the U.S. stockholder’s tax basis for their common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of such investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such shares of common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

In general, individual U.S. stockholders are generally subject to a maximum U.S. federal income tax rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. stockholders are urged to consult with their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. Even if legislation is enacted to extend this exemption, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of our distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. For a corporate Non-U.S. stockholder, distributions and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an appropriate U.S. nonresident withholding tax certificate (e.g., IRS Form W-8-BEN) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

PLAN OF DISTRIBUTION

General

We are offering a maximum of 150,000,000 shares of our common stock to the public on a continuous basis as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, which will be subject to SEC review, to allow us to continue this offering for at least two years from the date of this prospectus. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually.

We will not sell any shares unless we raise gross proceeds of $10 million by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC under this prospectus or from private offerings not conducted under this prospectus. Concurrent with the public offering, we have entered into a private placement with NexPoint Advisors, pursuant to which we will sell 1,065,217.39 shares of our common stock at $9.20 per share following the effectiveness of the registration statement, which reflects the public offering price of $10.00 per share less selling commissions and dealer manager fees, for gross proceeds of $9.8 million. Pending our satisfaction of the minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, UMB Bank, N.A., in trust for our subscribers’ benefit, pending release to us. If we do not raise gross proceeds of $10 million by one year from the date the registration statement of which this prospectus forms a part is declared effective by the SEC, we will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not deduct any fees or expenses if we return funds from the escrow account. Upon satisfying the minimum offering requirement, funds will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. The dealer manager will notify the network of participating broker-dealers once the minimum offering requirement has been attained. The participating broker-dealers will, in turn, notify the registered representatives who obtain subscription documents from investors.

The dates on which we will accept subscriptions will be the first business day of each month and the first business day following the 15th day of each month. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first of two semi-monthly closings. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first of two semi-monthly closings for the sale of shares in this offering.

Subsequent to satisfying the minimum offering requirement, we will sell our shares on a continuous basis at semi-monthly closings at an initial offering price of $10.00 per share. However, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.nexpointadvisors.com.

A decline in our net asset value per share to an amount more than 2.5% below our current net offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (1) net asset value per share decreases to more than 2.5% below our current net offering price and (2) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share, which represents a premium to the net asset value per share of greater than 2.5%.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $2,500. Additional purchases must be made in increments of $500. Prior to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as escrow agent for NexPoint Capital, Inc.” Subsequent to our satisfaction of the minimum offering requirement, you should make your check payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. Subscriptions received prior to our satisfying the minimum offering requirement will be deposited into an interest-bearing account.

Our Dealer Manager

The dealer manager is Highland Capital Funds Distributor, Inc. The dealer manager was formed in June 2012 and has a limited prior operating history. The dealer manager registered as a broker-dealer with the SEC and the Financial Industry Regulatory Authority, or FINRA, in November 2013. The dealer manager is an affiliate of our investment adviser.

The agreement with the dealer manager expires at the termination date of this offering (or the date of our dissolution or liquidation). We may also terminate the agreement if the dealer manager materially breaches the agreement, and such breach materially adversely affects the dealer manager’s ability to perform its duties under the agreement. The dealer manager may terminate the agreement if a court of competent jurisdiction enters a decree or order for relief against us or our investment adviser; we change our investment objective from that included in this prospectus; we engage in fraud, criminal conduct or willful misconduct or commit a willfully or grossly negligent breach of our respective obligations under the agreement; the SEC issues a stop order suspending the effectiveness of this prospectus that is not rescinded within 10 business days after the issuance thereof; or we materially breach the agreement and such breach materially adversely affects our ability to perform our duties under the agreement.

Compensation of Dealer Manager and Participating Broker-Dealers

Except as provided below, the dealer manager receives selling commissions of 7.0% of the gross proceeds of shares sold in this offering. The dealer manager also receives a dealer manager fee of 1.0% of the gross proceeds as compensation for acting as the dealer manager.

Our dealer manager will engage non-affiliated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the dealer manager and other members of FINRA. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow to such participating broker-dealers all of its selling commissions attributable to such participating broker-dealers’ respective sales.

The dealer manager may reallow any portion of the dealer manager fees for each share sold by a participating broker-dealer as marketing fees and for reimbursement of offering-related expenses. The maximum amount of reallowance would be based on factors such as the number of shares sold by selected broker-dealers, the assistance of such selected broker-dealers in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 1.0% dealer manager fee will be 1.0% of the gross proceeds from shares sold in this offering.

See “Share Distribution Channels” and “Volume Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

We may reimburse our dealer manager and its associated persons and affiliates for certain expenses that are deemed underwriting compensation. We have agreed to reimburse the dealer manager in an amount up to 1.0% of the gross offering proceeds for reasonable fees and expenses incurred in connection with: (a) legal counsel to the dealer manager, including fees and expenses incurred prior to the effectiveness of the registration statement, of which this prospectus forms a part, provided such fees and expenses are incurred in relation to the dealer manager; (b) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with this offering; (c) attendance at broker-dealer sponsored conferences, educational conferences sponsored by us, industry sponsored conferences and informational seminars; (d) non-accountable due diligence expenses incurred by our dealer manager or a participating broker-dealer; (e) customary promotional items; and (f) sales incentives. The value of any non-cash compensation that are promotional gifts may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives. This offering is being made in compliance with Rule 2310 of FINRA.

Total underwriting compensation payable by the Company to our dealer manager or participating broker-dealers shall not exceed 8.0% of our gross offering proceeds. Other entities affiliated with NexPoint Advisors will provide reimbursements to our dealer manager and participating broker-dealers for the categories listed above to the extent that the aggregate amount of reimbursements, along with the payment of selling commissions and dealer manager fees, do not exceed 10% of our gross offering proceeds, which is the maximum compensation payable to members of FINRA participating in this offering. Therefore, in the event that an investor pays an aggregate of 8.0% sales load, entities affiliated with NexPoint Advisors would pay an additional amount equal to up to 2.0% of the gross proceeds from this offering.

We have agreed to reimburse the dealer manager or any participating broker-dealer for reasonable bona fide due diligence expenses set forth in an itemized and detailed invoice incurred by either, which may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the dealer manager or any participating broker-dealer and their personnel when visiting our offices or assets to verify information relating to us or our assets. These amounts are excluded from underwriting compensation but, when combined with the amounts that constitute underwriting compensation, cannot exceed 15.0% of the aggregate proceeds raised in this offering.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

We have agreed to indemnify the participating broker-dealers, including the dealer manager, against certain liabilities arising under the Securities Act and Exchange Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in this offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

Share Distribution Channels

Our executive officers and directors and their immediate family members, as well as officers and employees of NexPoint Advisors and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our certificate of incorporation and the 1940 Act, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, including sales for which a volume discount applies, sales to certain institutional investors, sales to employees of participating broker-dealers, sales made by certain participating broker-dealers at the discretion of the dealer manager, sales made to investors whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee or other asset-based fee arrangement, unless that contract is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, sales through banks acting as trustees or fiduciaries and sales to our affiliates. We may also make certain sales directly to these groups designated by management without a broker-dealer intermediary. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. NexPoint Advisors and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution.

Volume Discounts

The dealer manager may, at its sole discretion, enter into an agreement with a participating broker-dealer whereby such participating broker-dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The amount of net proceeds available to us from the sale of our shares subject to a volume discount will be the same as other sales of shares of our common stock. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for shares of our common stock purchased in the offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
$500,000 or less	7.0%	1.00%	$10.00
$500,001 - $1,000,000	6.0%	1.00%	$9.90
$1,000,001 - $2,000,000	5.0%	1.00%	$9.80
$2,000,001 - $3,000,000	4.0%	1.00%	$9.70
$3,000,001 - $5,000,000	3.0%	1.00%	$9.60
$5,000,001 - $10,000,000	2.0%	1.00%	$9.50
$10,000,001 and above	1.0%	1.00%	$9.40

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

All selling commission rates set forth in the table above are calculated assuming a purchase price per share of common stock of $10.00. We will apply the reduced per share purchase price, selling commission and, if applicable, dealer manager fee, set forth in the table above to the entire purchase, not just the portion of the purchase which exceeds the $500,000 share purchase threshold. For example, a purchase of 300,000 shares of our common stock in a single transaction would result in a purchase price of $2,910,000 ($9.70 per share) and selling commissions of 4.0%.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete a subscription form for additional purchases, a form of which is included in Appendix A. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same participating broker-dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employee’s trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the selling commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Only shares of our common stock purchased in the primary offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount or count toward aggregate purchase amounts for the purposes of determining which purchase price discount level an investor is eligible for.

Transfer on Death Designation

You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must complete and return the transfer on death form available upon request to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with this offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting this prospectus;

•	brochures containing a summary description of this offering;

•	fact sheets describing the general nature of NexPoint Capital, Inc. and our investment objective;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by NexPoint Advisors or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications after obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus, as it may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials is not expected to conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

LIQUIDITY EVENT

Within five years following the completion of our offering stage, we intend to seek to complete a liquidity event for our stockholders. For purposes of this prospectus, we define “liquidity event” to include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. While we intend to complete a liquidity event within five years following the completion of the offering period, the offering period may extend for an indefinite period. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until we complete a liquidity event. Even with the completion of a successful liquidity event, an investor may still lose money on their investment. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. In addition, we may determine not to pursue a liquidity event if there is no suitable transaction available or if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio structure, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management consideration and the potential for stockholder liquidity. If we determine to pursue a listing of our shares on a national securities exchange in the future, at that time, we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Neither we nor any of our affiliates have previously offered a program or real estate investment trust, “REIT”, in which a date or time period at which the program or REIT might be liquidated was disclosed in the offering materials for such program or REIT.

SHARE REPURCHASE PROGRAM

During the term of this offering, we do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we satisfy the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the DGCL, a Delaware corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (1) the corporation would not be able to pay its indebtedness in the ordinary course or (2) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first semi-monthly closing for the sale of shares in this offering. An offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and will not be made through this prospectus.

The board of directors also will consider the following factors in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.

If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $2,500 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our board of directors will require that we repurchase shares or portions of shares from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that NexPoint Advisors or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 200 Clarendon Street, 16th Floor, Boston, MA 02116. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105 telephone number: (877) 628-8575.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for NexPoint Capital by Dechert LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements appearing in this Prospectus and Registration Statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their report appearing elsewhere herein, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We intend to maintain an alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, as part of our books and records and such list will be available for inspection by any stockholder at our office. We intend to update the stockholder list at least monthly to reflect changes in the information contained therein. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a stockholder and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. The stockholder list will be sent within ten days of receipt by us of the request, and a stockholder requesting a list may be required to pay reasonable costs of duplication. The stockholder list shall be printed in alphabetical order, on white paper and in readily readable type size (in no event smaller than 10-point font). If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.nexpointadvisors.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 300 Crescent Court, Suite 700, Dallas Texas 75201, Attention: Investor Relations, or by telephone at (877) 665-1287. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

NEXPOINT CAPITAL, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

NexPoint Capital, LLC

We have audited the accompanying balance sheet of NexPoint Capital, LLC (the “Company”) as of May 31, 2014, and the related statements of operations and changes in net assets for the eight-month period from September 30, 2013 (Inception) to May 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexPoint Capital, LLC as of May 31, 2014 and the results of its operations for the eight-month period from September 30, 2013 (Inception) to May 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Chicago, Illinois

July 2, 2014

NEXPOINT CAPITAL, LLC

BALANCE SHEET May 31, 2014

ASSETS
Cash	$200,000

Total assets	$200,000

LIABILITIES AND MEMBER’S EQUITY

LIABILITIES
Due to Advisor	$2,000

Total Liabilities	$2,000

Commitments and contingencies ($196,117) - See Note 2

MEMBER’S EQUITY
Member units, 100,000,000 LLC Units authorized, 21,739 issued and outstanding	$200,000
Accumulated loss	(2,000)

Total member’s equity	198,000

Total liabilities and member’s equity	$200,000

Net asset value per LLC Unit at period end	$9.11

See notes to financial statements.

NEXPOINT CAPITAL, LLC

STATEMENT OF OPERATIONS Eight-month Period from September 30, 2013 (Inception) to May 31, 2014

Operating Expenses
Organization expenses	$2,000

Net decrease in net assets resulting from operations	$(2,000)

Per share information — basic and diluted
Net decrease in net assets resulting from operations	$(0.09)

Weighted average units outstanding	21,739

See notes to financial statements

NEXPOINT CAPITAL, LLC

STATEMENT OF CHANGES IN NET ASSETS

Eight-month Period from September 30, 2013 (Inception) to May 31, 2014

Operations

Net decrease in net assets resulting from operations	$(2,000)
Capital share transactions
Issuance of LLC units	200,000

Net increase in net assets resulting from capital share transactions	200,000

Total increase in net assets	198,000

Net assets at beginning of period	—

Net assets at end of period	$198,000

See notes to financial statements

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization and Proposed Business Operations

NexPoint Capital, LLC (the “Company”) was incorporated on September 30, 2013 as a Delaware limited liability company and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. The Company expects to commence operations upon raising gross proceeds in excess of $10 million, or the minimum offering requirement. NexPoint Advisors, L.P. (the “Advisor”), an affiliate of the Company, is expected to be appointed as the investment advisor to the Company. The Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940.

The Company intends to offer for sale a maximum of $1.5 billion of common stock, $0.001 par value per share, at a public offering price of $10.00 per share (including the maximum allowed to be charged for commissions and fees), on a “reasonable best efforts” basis, pursuant to a registration statement on Form N-2 (the “Offering”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The SEC has not yet declared the Company’s registration statement effective. Prior to the effectiveness of the registration statement, the Company intends to convert into a Delaware corporation, NexPoint Capital, Inc. and all of the outstanding limited liability company interests in NexPoint Capital, LLC will be converted into shares of common stock in NexPoint Capital, Inc.

The Company intends to be an externally managed, non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, or the 1940 Act, and that it will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and capital appreciation primarily through investments in middle-market healthcare companies, syndicated floating rate debt of large public and nonpublic companies and collateralized loan obligations, or CLOs.

The Company issued 21,739.13 LLC units to the Advisor on May 27, 2014, at $9.20 per share (to reflect the fact that no selling commissions or dealer manager fees were paid) for $200,000 in total proceeds.

The Company has no paid employees. The Company will retain the Advisor to manage certain aspects of its affairs on a day-to-day basis. Highland Capital Funds Distributor, Inc. (the “Dealer Manager”), an entity under common ownership with the Advisor, will serve as the dealer manager of the offering. The Advisor and Dealer Manager are related parties and will receive fees, distributions and other compensation for services related to the Offering and the investment and management of the Company’s assets. The Advisor and Dealer Manager will receive fees, distributions and other compensation during the offering, acquisition, operational and liquidation stages.

Pursuant to the terms of the Offering, the Company must receive proceeds of $10.0 million in connection with the sale of common stock in order to break escrow and commence operations. As of May 31, 2014, the Company had not reached such threshold, purchased any investments or earned any income.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Statement of cash flows

The Company has elected not to provide statements of cash flows as permitted by FASB ASC 230, Statement of Cash Flows. As of and for the period ended May 31, 2014, the Company held no investments, the Company carried no debt and the Company’s financial statements include a statement of changes in net assets.

Cash

Cash includes cash in bank accounts. The Company deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Valuation of Portfolio Investments

The Company intends to determine the net asset value of its investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Company expects that the Advisor will provide the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies — (continued)

With respect to investments for which market quotations are not readily available, our board intends to undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with our senior management and our investment adviser.

•	The audit committee of the board reviews these preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.

•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Company’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, in the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The Company’s board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Company’s board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies — (continued)

If the Company receives warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, the Company’s board of directors will allocate the cost basis in the investment between the debt securities and any such warrants or other equity-linked securities received at the time of origination. The Company’s board of directors will subsequently value these warrants or other equity-linked securities received at fair value.

The fair values of the Company’s investments will be determined in good faith by its board of directors. The Company’s board of directors will be solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company intends to value all of its Level 2 and Level 3 assets by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which will be provided by an independent third-party pricing service and screened for validity by such service. For investments for which the third-party pricing service is unable to obtain quoted prices, the Company intends to obtain bid and ask prices directly from dealers who make a market in such investments.

To the extent that the Company holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Company’s valuation committee will utilize an independent third-party valuation service to value such investments.

The Company will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Company believes that these prices will be reliable indicators of fair value. The Company’s valuation committee and board of directors will review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

Revenue Recognition

Security transactions will be accounted for on the trade date. The Company will record interest income on an accrual basis to the extent that it expects to collect such amounts. The Company will record dividend income on the ex-dividend date. The Company will not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount, and market discount will be capitalized and such amounts will be amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount will be recorded as fee income. Upfront structuring fees are recorded as income when earned. The Company will record prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments will be calculated by using the specific identification method. The Company will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies—(Continued)

period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs

Organization costs include, among other things, the cost of incorporating, including the cost of legal services and other fees pertaining to the Company’s organization and are expensed as the Company raises proceeds. Organization costs, together with offering costs, are limited to 1% of total proceeds raised and are not due and payable to the Advisor to the extent they exceed that amount. For the period from September 30, 2013 (Inception) to May 31, 2014, the Advisor incurred and paid organization costs of $32,942 on behalf of the Company. Currently, the amount of organization and offering costs exceeds 1% of total proceeds raised. Accordingly, the Company has recorded $2,000 of organizational expense on the accompanying statement of operations, which is payable to the Advisor. To the extent the Company is unable to raise sufficient capital such that the expenses paid by the Advisor on behalf of the Company are more than 1% of total proceeds at the end of the Offering, the Advisor will forfeit the right to reimbursement of these costs.

Offering Costs

The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its shares of common stock. Offering costs are charged against capital in excess of par value on the balance sheet. Offering costs, together with organization costs, are limited to 1% of total proceeds raised and are not due and payable to the Advisor to the extent they exceed that amount. During the period from September 30, 2013 (Inception) to May 31, 2014, the Advisor incurred and paid offering costs of $165,175 on behalf of the Company. No offering costs have been recorded on the accompanying balance sheet as of May 31, 2014 since the aggregate amount of organization and offering costs exceeds the limitation.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain its qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes

The Company will evaluate its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies—(Continued)

to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. For the period ended May 31, 2014, the Company had no uncertain tax positions. The 2013 tax year remains subject to examination by U.S. Federal and most state tax authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the statement of operations. During the period from September 30, 2013 (Inception) to May 31, 2014, the Company did not incur any interest or penalties.

Distributions

Distributions to the Company’s unit holders will be recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on either a semi-monthly or monthly basis and pay such distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement the Company intends to enter into with the Advisor, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement with the Advisor will neither include nor contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for Investment companies, the Company will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to the Advisor as if the Company’s entire portfolio was liquidated at its fair value as of each balance sheet date even though the Advisor will not be entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Note 3 — Related Party Transactions and Arrangements

Compensation of the Investment Advisor and its Affiliates

The Company intends to enter into an investment advisory agreement with the Advisor. Payments for investment advisory services under such investment advisory agreement in future periods will be equal to (a) an annual base management fee calculated at an annual rate of 2.0% of the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters and (b) an incentive fee based on the Company’s performance.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 3 — Related Party Transactions and Arrangements—(Continued)

The incentive fee will consist of two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on the Company’s net assets, as defined in the Company’s investment advisory agreement, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, the Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375% of adjusted capital, or 9.375% annually. This “catch-up” feature allows the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of the Company’s incentive fee capital gains, which will equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses (proceeds less amortized cost) and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company will accrue for the capital gains incentive fee, which, if earned, will be paid annually. The Company will accrue for the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory agreement that the Company intends to enter into with the Advisor, the fee payable to the Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to an administration agreement with the Advisor, the Company will also reimburse the Advisor for expenses necessary for its performance of services related to the Company’s administration and operations. The amount of the reimbursement will be the lesser of (1) the Advisor’s actual costs incurred in providing such services and (2) 0.40% of the Company’s average gross assets. The Advisor will be required to allocate the cost of such services to the Company based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors will then assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors will compare the total amount paid to the Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable business development companies.

The Advisor has funded the Company’s offering costs and organization costs in the amount of $198,117 for the period from September 30, 2013 (Inception) to May 31, 2014. Currently, the cumulative aggregate amount of $198,117 of organization and offering costs exceeds 1% of total proceeds raised. Accordingly, the Company has recorded $2,000 of organizational expense on the accompanying statement of operations, which is payable to the Advisor. To the extent the Company is unable to raise sufficient capital such that the expenses paid by the Advisor on behalf of the Company are more than 1% of total proceeds at the end of the Offering, the Advisor will forfeit the right to reimbursement of the remaining $196,117 of these costs.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 3 — Related Party Transactions and Arrangements—(Continued)

Under the investment advisory agreement to be entered into between the Company and the Advisor, there will be no liability on the Company’s part for the offering or organization costs funded by the Advisor or its affiliates until the investment advisory and administrative services agreement is effective and the Company has met the minimum offering requirement. At such time, the Advisor will be entitled to receive 1.0% of gross proceeds raised in the Company’s Offering until all offering costs and organization costs listed above have been received by the Advisor or the Offering is terminated. To the extent the Company is unable to raise sufficient capital such that the expenses paid by the Advisor on behalf of the Company are more than 1% of the total proceeds at the end of the Offering, the Advisor will forfeit the right to reimbursement of these costs. The minimum reimbursement to the Advisor for such fees is expected to be $100,000, assuming the minimum offering requirement is satisfied.

Expense Reimbursement

Pursuant to an expense limitation and reimbursement agreement (“Expense Limitation Agreement”) to be entered into by the Advisor and the Company, the Advisor will agree to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of “Other Expenses” 1.0% of quarter-end value of the Company’s gross assets and borrowings. Under the Expense Limitation Agreement, “Other Expenses” are defined as all expenses excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred indirectly by the Company as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Company’s investments; (iv) expenses payable by the Company under the administration agreement; (v) expenses payable by the Company to the Advisor, as administrator for providing significant managerial assistance to portfolio companies of the Company; and (vi) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Company’s business.

Pursuant to the Expense Limitation Agreement, the Company will have a conditional obligation to reimburse the Advisor for any amounts funded by the Advisor under this arrangement to the extent necessary so that, for any fiscal year, the Company’s Other Expenses do not exceed 1.0% of the quarter-end value of the Company’s gross assets (the “Expense Limitation”). In any quarter, the Advisor shall reimburse the Company for Other Expenses over the Expense Limitation for the fiscal year in which such quarter occurs by first foregoing at that time the requisite amount of its quarterly fees under the investment advisory agreement and then, if such foregone amount is insufficient, by directly reimbursing the Company for any additional excess Other Expenses over such Expense Limitation.

The Expense Limitation Agreement shall become effective on the effective date of the investment advisory agreement and shall have an initial term of one year. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms unless terminated by the Company’s Board of Directors or the Advisor upon sixty (60) days’ written notice. In addition, the Expense Limitation Agreement will terminate automatically in the event of the termination of the investment advisory agreement between the Advisor and the Company unless a new investment advisory agreement with the Advisor (or with an affiliate under common control with the Advisor) becomes effective upon such termination.

As of May 31, 2014, the Advisor owned 21,739.13 shares of the Company’s outstanding common stock. The Advisor and its affiliates may incur and pay costs and fees on behalf of the Company. As of May 31, 2014,

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 3 — Related Party Transactions and Arrangements—(Continued)

the Company has recorded $2,000 of organizational expense on the accompanying statement of operations, which is payable to the Advisor.

Note 4 — Share Repurchase Program

Beginning with the first full calendar quarter following the one year anniversary of the satisfaction of the minimum offering requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase shares of common stock on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s stockholders or would violate applicable law. The Company will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In months in which the Company repurchases shares of common stock, it will conduct repurchases on the same date that it holds its first semi-monthly closing for the sale of shares of common stock in its public offering. Any offer to repurchase shares of common stock will be conducted solely through tender offer materials mailed to each stockholder.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the sale of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. The Company intends to offer to repurchase such shares of common stock at a price equal to 90% of the offering price in effect on each date of repurchase. In months in which the Company repurchases shares of common stock pursuant to its share repurchase program, it expects to conduct repurchases on the same date that it holds its first semi-monthly closing in such month for the sale of shares of common stock in its continuous public offering. The Company’s board of directors may amend, suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

Note 5 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Advisor and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issue, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Advisor and its affiliates. In the event that these companies are unable to provide the Company with the respective services, the Company will be required to find alternative providers of these services.

From time to time, the Company may be involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any clarity, management is of the opinion, based on the advice of legal counsel, that final dispositions of any litigation should not have a material adverse effect on the financial position of the Company.

NEXPOINT CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

Note 5 — Economic Dependency—(Continued)

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnification. The Company’s maximum exposure under these agreements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of material obligations under these indemnities to be low.

Note 6 — Subsequent Events

The Company has evaluated subsequent events through July 2, 2014, the date on which these financial statements were issued. On June 10, 2014, NexPoint Capital, LLC converted to a Delaware corporation, NexPoint Capital, Inc. As part of the conversion to a Delaware corporation, the member of NexPoint Capital, LLC exchanged 21,739.13 LLC units for 21,739.13 shares of the Company’s common stock, representing an equivalent price of $9.20 per share based on the fair value of the assets contributed by the members in connection with the formation of NexPoint Capital, LLC, as determined by the board of directors. Also on June 10, 2014, the Advisor, executed a subscription agreement (the “Subscription Agreement”) in a private placement with the Company to purchase $9.8 million of stock at $9.20 per share, or 1,065,217.39 shares of stock. Under the terms of the Subscription Agreement, NexPoint agreed to fund the subscription amount of $9.8 million no later than the effective date of the registration statement. The Company will not accept subscriptions under the Offering until NexPoint funds the subscription amount, thus breaking escrow, or until a total of $10 million of gross proceeds has been raised from all sources. Subsequent to the completion of the $9.8 million subscription, NexPoint will own 1,086,956.52 shares of the Company’s common stock at an average price of $9.20 per share.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

NEXPOINT CAPITAL, INC.

Subscription Agreement

The undersigned hereby tenders this subscription and applies for the purchase of the dollar amount of shares of common stock (the “Shares”) of NexPoint Capital, Inc., a Delaware corporation (sometimes referred to herein as the “Company”), set forth below.

The undersigned acknowledges that investing in the Shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. “Risk Factors” beginning on page 33 of the prospectus that forms part of the Company’s registration statement includes risks that investors should consider before buying the Company’s Shares including the risk of leverage.

•	You should not expect to be able to sell your shares of our common stock regardless of how we perform.

•	If you are able to sell your Shares, you will likely receive less than your purchase price.

•	We may not list our Shares on any securities exchange for what may be a significant time after the offering period, or ever, and we do not expect a secondary market in the Shares to develop.

•	Because our Shares will not be listed on a securities exchange, you may be unable to sell your Shares and, as a result, you may be unable to reduce your exposure on any market downturn.

•	We intend to implement a share repurchase program, but we do not expect to repurchase more than 10% of the weighted average number of Shares that were outstanding in the prior calendar year. In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

•	You should consider that you may not have access to the money you invest for an indefinite period of time, and may never recover you initial investment in us. An investment in our Shares is not suitable if you need access to the money you invest.

•	Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of sales load, fees and expenses and such amounts will not be recoverable by our stockholders.

•	Our distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that will be subject to repayment to our affiliate, NexPoint Advisors, L.P. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by NexPoint Advisors, L.P. may not continue in the future. If NexPoint Advisors, L.P. does not agree to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to NexPoint Advisors, L.P. will reduce the future distributions to which you would otherwise be entitled.

Subscription Amount

Brokerage Investment	Advisory and Other Net of Commission Investment

Subscription Amount $	Subscription Amount $

Wrap Fee Arrangement at your Broker-Dealer*
☐ Initial Investment ($2,500 minimum)	☐ Initial Investment ($2,500 minimum)
☐ Additional Investment ($500 minimum)	☐ Additional Investment ($500 minimum)

* Not all broker-dealers are eligible for advisory business please confirm with the dealer manager

Registered Investment Advisor (Non-Broker Dealer)
☐ Initial Investment ($2,500 minimum)
☐ Additional Investment ($500 minimum)
☐ Net of Commission Purchase*

* By a registered representative on his/her own behalf

Account Type

Non-Custodial – Single Signature (minimum investment $2,500):

☐ Individual ☐ Individual with Transfer on Death* * Fill out Transfer on Death Form to effect designation. Transfer on Death form available on www. .com

Non-Custodial – Multiple Signatures ☐ Joint Tenant with Rights of Survivorship ☐ Joint Tenants with Transfer on Death* ☐ Community Property

Non-Custodial – Trust

☐ Taxable Trust ☐ Tax Exempt Trust

Name of Trust:

Custodial –Custodian Signature Required (minimum investment $2,500):

☐ Traditional IRA ☐ ROTH IRA ☐ SEP/IRA ☐ Rollover IRA ☐ Beneficial IRA

Beneficial IRA Decedent Name

Custodial –Custodian Signature Required (minimum investment $2,500): ☐ Uniform Gift to Minors Act, State of DOB of Minor

☐ Uniform Transfers to Minors Act, State of DOB of Minor

Other

☐ Corporation ☐ Partnership ☐ Non-Profit Organization ☐ Profit Sharing Plan

☐ Pension Plan ☐ Other (specify and include title and signature pages)
Name of Corporation/Plan Name/Other

Investor Information

Individual Investor/Beneficial Owner
(first, middle, last)

Social Security #

Address				Date of Birth
	(street)	(city/state)	(zip)		(mm/dd/yyyy)

(You must include a permanent street address even if your mailing address is a P.O. Box)

Country of Citizenship	Daytime Phone #

Joint Investor/Beneficial Owner/Minor
(first,middle, last)

Social Security #

Address				Date of Birth
	(street)	(city/state)	(zip)		(mm/dd/yyyy)

(You must include a permanent street address even if your mailing address is a P.O. Box)

Country of Citizenship	Daytime Phone #

Trust Information

Name of Trust	Date of Trust
(mm/dd/yyyy)

Address
	(street)	(city/state)	(zip)

(You must include a permanent street address even if your mailing address is a P.O. Box)

Trustee(s)	Tax ID

Beneficial Owner(s)	Social Security #

Beneficial Owner(s) Address				Date of Birth
	(street)	(city/state)	(zip)	(mm/dd/yyyy)

Occupation

Corporation/Partnership/Other

Entity Name	Date of Entity
	Formation	(mm/dd/yyyy)

Address
	(street)	(city/state)	(zip)

(You must include a permanent street address even if your mailing address is a P.O. Box)

Entity Type	If corporation	☐ C Corp	☐ S Corp	Tax ID

Distributions (IRA accounts may not direct distributions without the custodian’s approval)

I hereby elect the distribution option indicated below:

☐ Reinvest in NexPoint Capital, Inc. shares*	☐ Deposit in a checking, savings, IRA or brokerage account or sent to the custodian for the benefit of the investor.**	☐ Send distributions to the investor address listed in Section 3.	☐ Send distributions to me at the following address:

*	The Company requests that each investor that elects to have his or her distributions reinvested in the Company’s Distribution Reinvestment Plan notify the Company and the broker-dealer or registered investment adviser named in this Subscription Agreement in writing at any time there is a material change in his or her financial condition, including failure to meet the minimum income and net worth standards as imposed by the state in which he or she resides.
**	Complete the information below.

I authorize the Company or its agent to deposit my distribution to the account indicated below. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, the Company is authorized to debit my account for the amount of the erroneous deposit. I also hereby acknowledge that funds and/or Shares in my account may be subject to applicable abandoned property, escheat or similar laws and may be transferred to the appropriate governmental authority in accordance with such laws, including as a result of account inactivity for the period of time specified in such laws or otherwise. None of the Company, its affiliates, its agents or any other person shall be liable for any property delivered in good faith to a governmental authority pursuant to applicable abandoned property, escheat or similar laws. I acknowledge that distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Name of Financial Institution	Account Type

Mailing Address
(street)	(city/state)	(zip)

ABA Routing Number	Account Number

Individual Investor/Trustee/Beneficial Owner (signature)

Joint Investor/Co-Trustee (signature)

Electronic Delivery

☐	I hereby request that NexPoint Capital, Inc. deliver all shareholder communications (including proxy statements, annual and quarterly reports, prospectus supplements, investor communications, account statements*, tax forms and other required reports) to me by sending electronic notifications to the email address I have provided below. I understand that I may revoke my request for electronic delivery at any time by calling (XXX) XXX–XXXX.

*Electronic delivery of account statements is not available to investors electing to receive a check by mail.

E-mail Address	Initials

Subscriber Signatures

Please carefully read and separately initial each of the representations below. In the case of joint investors, each investor must initial. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

	Investor	Co-Investor
	(Initials)	(Initials)
a) I have received the final Prospectus (as amended or supplemented as of the date hereof) for NexPoint Capital, Inc.

b) I have: (i) a net worth (does not include home, furnishings and personal automobiles) of at least $250,000 or (ii) a net worth (as described above) of at least $70,000 and a gross annual income of at least $70,000

    Idaho residents only: In addition to the suitability standards noted above, an investment in us is limited to Idaho investors who have either (i) a gross annual income of at least $85,000 or (ii) a liquid net worth of at least $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (“Liquid net worth” shall include only cash plus cash equivalents. “Cash equivalents” includes assets which may be convertible to cash within one year).

    Iowa residents only: In addition to the suitability standards noted above, an investor in the State of Iowa must have either (i) a net worth of $100,000 and annual gross income of $100,000, or (ii) a net worth of $350,000. Additionally, it is recommended that Iowa residents not invest, in the aggregate, more than 10% of their liquid net worth in this and similar direct participation investments. For purposes of this recommendation, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

    Kentucky residents only: All Kentucky residents who invest in our securities must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 (as defined in the NASAA Omnibus Guidelines), or a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in our securities.

    Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

    Massachusetts residents only: In addition to the general suitability standards listed above, Massachusetts investors may not invest more than 10% of their liquid net worth in us or in other illiquid direct participation programs.

    Nebraska residents only: In addition to the suitability standards noted above, Nebraska investors must have (i) either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000; and (ii) investors must limit their investment in us and in the securities of other direct-participation programs to 10% of such investor’s net worth.

	Investor	Co-Investor
	(Initials)	(Initials)

    New Jersey residents only: New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

    New Mexico residents only: In addition to the suitability standards listed above, a New Mexico investor’s aggregate investment in us, shares of our affiliates and in similar direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

    North Dakota residents only: North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.

    Oregon residents only: In addition to the general suitability standards listed above, an Oregon investor’s maximum investment in us and our affiliates may not exceed 10% of their liquid net worth, excluding home, furnishings and automobiles.

c) I am purchasing the shares for my own account and if I am purchasing shares on behalf of a trust or other entity of which I am trustee or authorized agent I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

d) I acknowledge that there is no public market for the shares and thus my investment in the shares is not liquid.

e) I acknowledge that there is no assurance that I will recover the amount of my investment in the company.

IRS Form W-9 Certification:

I (we) declare that the information supplied in this subscription agreement is true and correct and may be relied upon by the Company in connection with my (our) investment in the Company. Under penalties of perjury, each investor signing below certifies that (1) the number shown in the Investor Social Security Number/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien); and (4) the FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

By signing below, you hereby acknowledge receipt of the Prospectus of the Company relating to the Shares for which you have subscribed, as supplemented and amended through the date hereof (as so supplemented and amended, the “Prospectus”), not less than five (5) business days prior to the signing of this Subscription Agreement. The Prospectus is available at www.sec.gov. You are encouraged to read the Prospectus carefully before making any investment decisions. You agree that if this subscription is accepted, it will be held, together with the accompanying payment, on the terms described in the Prospectus. You agree that subscriptions may be rejected in whole or in part by the Company in its sole and absolute discretion. You understand that you will receive a confirmation of your purchase, subject to acceptance by the Company, within 15 days from the date your subscription is received and accepted, and that the sale of Shares pursuant to this subscription agreement will not be effective until at least five business days after the date you have received a final Prospectus.

By signing below, you also acknowledge that you have been advised that the assignability and transferability of the Shares is restricted and governed by the terms of the Prospectus; there are risks associated with an investment in the Shares and you should rely only on the information contained in the Prospectus and not on any other information or representations from other sources; and you should not invest in the Shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and Social Security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. You further agree that the Company may discuss your personal information and your investment in the Shares at any time with your then current financial adviser. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

By signing below, you also acknowledge that you do not expect to be able to sell your Shares regardless of how the Company performs. If you are able to sell your Shares, you will likely receive less than your purchase price. The Company does not intend to list the Shares on any securities exchange during the offering period, and it does not expect a secondary market in the Shares to develop. The Company intends to implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by the Company. Accordingly, you should consider that you may not have access to the money you invest for at least five years, or until the Company completes a liquidity event, which may not occur until five years following the completion of its offering. There is no assurance that the Company will complete a liquidity event within such timeframe or at all. As a result of the foregoing, an investment in the Shares is not suitable if you require short-term liquidity. In addition, you acknowledge that distributions may be funded from an unlimited amount of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. You also acknowledge that the Company may suspend or terminate its share repurchase program at any time and Shares repurchased in the share repurchase program will be repurchased at a price below the offering price in effect on the date of repurchase.

Investor or Authorized Person (Print Name)	Investor or Authorized Person (Print Name)

Investor or Authorized Person Signature	Investor or Authorized Person Signature

Date	/ /	Date	/ /
(mm/dd/yyyy)		(mm/dd/yyyy)

8. Financial Adviser

The undersigned confirm on behalf of the Broker-Dealer or Registered Investment Advisor that they (i) are registered in the state in which the sale of the Shares to the investor executing this Subscription Agreement has been made and that the offering of the Shares is registered for sale in such state; (ii) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (iii) have discussed such investor’s prospective purchase of Shares with such investor; (iv) have advised such investor of all pertinent facts with regard to the fundamental risks of the investment, including the lack of liquidity and marketability of the Shares; (v) have delivered a current Prospectus and related supplements, if any, to such investor; (vi) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that the undersigned will obtain and retain records relating to such investor’s suitability for a period of six years, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and that such investor has an understanding of the fundamental risks of the investment, the background and qualifications of the persons managing the Company and the tax consequences of purchasing and owning Shares. The undersigned Financial Adviser further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Broker Dealer or Registered Investment Advisor Firm Name

Financial Adviser Name

(First, Middle, Last)

Address
	(street)	(city/state)	(zip)

Adviser Number	Branch Number	Telephone

Email Address

Financial Adviser Signature

Principal Signature

9. Investment Instructions

☐ By Wire Transfer	☐ By Mail:

[ ], ABA Routing #[ ], NexPoint Capital, Inc., Account #[ ], Beneficial Owner(s) (include in memo field)

(Checks should be made payable to “UMB Bank, N.A., as escrow agent for NexPoint Capital, Inc.,” or, after the Company meets the minimum offering requirement, checks should be made payable to “UMB Bank, N.A., as agent for NexPoint Capital, Inc.

[Name of Broker Dealer]
☐ Custodial Accounts	[Telephone]

Forward Subscription Agreement to the custodian
Regular Mail
[Broker-dealer mailing address]

Express/Overnight Delivery
[Broker-dealer street address]

APPENDIX A TO SUBSCRIPTION AGREEMENT

NOTICE TO STOCKHOLDER OF ISSUANCE OF

UNCERTIFICATED SHARES OF COMMON STOCK

To: Stockholder

From: NexPoint Capital, Inc.

Shares of Common Stock, $0.001 par value per share

NexPoint Capital, Inc., a Delaware corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) that correspond to the dollar amount of your subscription as set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings set forth in the Corporation’s certificate of incorporation, as the same may be amended from time to time. The Corporation will furnish to each holder of Shares of the Corporation a copy of the certificate of incorporation, including the restrictions on transfer and ownership, on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of information with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors of the Corporation to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.

Up to 150,000,000 Shares

NexPoint Capital, Inc.

Common Stock

P R O S P E C T U S

                    , 2014

Through and including                 (90 days after the date of this prospectus), all dealers that buy, sell or trade shares of our common stock whether or not participating in this offering, may be required to deliver a prospectus. This in addition to the dealers’ obligation to deliver a prospectus when acting as soliciting dealers and with respect to their unsold allotments and subscriptions.

NEXPOINT CAPITAL, INC.

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

The following financial statements of NexPoint Capital, Inc. (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

NEXPOINT CAPITAL, INC.

(2) Exhibits

(a)(1)	Certificate of Formation(1)
(a)(2)	Certificate of Incorporation(2)
(b)(1)	Amended and Restated Limited Liability Company Agreement(1)
(b)(2)	Bylaws(2)
(c)	Not applicable
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)
(e)	Distribution Reinvestment Plan(3)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and NexPoint Advisors, L.P.(2)
(h)(1)	Dealer Manager Agreement among Registrant, NexPoint Advisors, L.P. and Highland Capital Funds Distributor, Inc.
(h)(2)	Form of Participating Broker–Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement)
(i)	Not applicable
(j)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company(4)
(k)(1)	Form of Agency Agreement between Registrant and DST Systems, Inc.(4)
(k)(2)	Form of Administration Agreement between Registrant and NexPoint Advisors, L.P.(3)
(k)(3)	Subscription Agreement between Registrant and NexPoint Advisors, L.P. dated May 19, 2014(2)
(k)(4)	Subscription Agreement between Registrant and NexPoint Advisors, L.P., dated June 10, 2014(2)
(k)(5)	Form of Escrow Agreement
(k)(6)	Form of Expense Limitation Agreement(2)
(l)	Opinion and Consent of Dechert LLP, special counsel for Registrant(3)
(m)	Not applicable
(n)	Independent Registered Public Accounting Firm Consent
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(4)
(r)(2)	Code of Ethics of NexPoint Advisors, L.P.(2)

(1)	Previously filed as part of the Registrant’s Registration Statement on Form N-2 (File No. 333-196096) filed on May 20, 2014 and incorporated herein by reference.
(2)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-196096) filed on July 2, 2014 and incorporated herein by reference.
(3)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-196096) filed on July 24, 2014 and incorporated herein by reference.

(4)	Previously filed as part of the Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-196096) filed on July 24, 2014 and incorporated herein by reference.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee	$193,200
FINRA filing fee	$225,500
Blue sky expenses	$1,475,000
Advertising and sales literature	$400,000
Accounting fees and expenses	$2,000,000
Legal fees and expenses	$2,929,500
Printing and mailing	$5,100,000
Training and Education	$170,000
Due diligence	$1,000,000
Transfer and Escrow agent	$1,475,000

Total	$14,968,200

*	Except for the SEC registration fee and FINRA filing fee, these amounts are estimates.

All of the expenses set forth above shall be borne by the Company to the extent such expenses, together with the organizational expenses of the Company, do not exceed 1.0% of gross proceeds from the offering.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, NexPoint Advisors, L.P., a Delaware limited partnership, will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, NexPoint Advisors, L.P’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “The Adviser and the Administrator,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Holders of Securities” in the Prospectus contained herein.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of August 15, 2014.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrations Association, the Registrant’s certificate of incorporation prohibits it from indemnifying or holding harmless a director, officer, employee or agent of the Registrant, or any person who is or was serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (which would include, without limitation, NexPoint Advisors, L.P. and its affiliates) unless each of the following conditions are met: (1) the Registrant has determined, in good faith, that the course of conduct that caused the loss or liability was intended to be in its best interest; (2) the Registrant has determined, in good faith, that the party seeking indemnification was acting or performing services on the Registrant’s behalf; (3) the Registrant has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is NexPoint Advisors, L.P., any of its affiliates, or any officer of the Registrant, NexPoint Advisors, L.P. or an affiliate of NexPoint Advisors, L.P., or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Registrant, NexPoint Advisors, L.P. or an affiliate of NexPoint Advisors, L.P.); and (4) such indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from its stockholders.

Furthermore, under the Registrant’s certificate of incorporation, any director, officer, or any other individual, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Registrant were offered or sold as to indemnification for violations of securities laws.

Under the Registrant’s certificate of incorporation, the advancement of company funds to an indemnitee or its affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all the following conditions are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Registrant; (2) the party seeking indemnification provides the Registrant with written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Registrant acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) the party seeking indemnification provides the Registrant with a written agreement to repay the amount paid or reimbursed by the Registrant, together with the applicable legal rate of interest thereon, in cases in which the party seeking indemnification is found not to be entitled to indemnification.

The Investment Advisory Agreement provides that, absent misconduct or negligence in the performance of its duties, NexPoint Advisors, L.P. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering by NexPoint Advisors, L.P. of services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent misconduct or negligence in the performance of its duties, NexPoint Advisors, L.P. and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services by NexPoint Advisors, L.P. under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which NexPoint Advisors, L.P., and each managing director, director or executive officer of NexPoint Advisors, L.P., is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Company.” Additional information regarding NexPoint Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC No. 801-75490), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, NexPoint Capital, Inc., 300 Crescent Court, Suite 700, Dallas Texas 75201;

(2)	the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105;

(3)	the Custodian, State Street Bank and Trust Company, 200 Claredon Street, 16th Floor, Boston, MA 02116; and

(4)	the Investment Adviser, NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas Texas 75201.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes to:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent posteffective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in its registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes that:

in response to comments received by the Registrant from the staff of the Division of Investment Management of the U.S. Securities and Exchange Commission, to the extent that the Registrant has in place a total return swap (“TRS”) and the Registrant intends to take incentive fees with respect to the TRS on a “look through” basis, management of the Registrant will recommend to the Registrant’s Board of Directors (the “Board”) that the Board submit to shareholders, recommend for approval an amendment to revise the Registrant’s Investment Advisory Agreement to provide that, when calculating the incentive fees for a TRS, the fee will be calculated on a “look through” basis. NexPoint Advisors, L.P. will pay any proxy expenses related to the special meeting.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, in the State of Texas, on this 15th day of August 2014.

NEXPOINT CAPITAL, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Dondero James Dondero	President (principal executive officer)	August 15, 2014

/s/ Brian Mitts Brian Mitts	Vice President and Chief Financial Officer (principal financial and accounting officer)	August 15, 2014

* Bob Froehlich	Director	August 15, 2014

* John Honis	Director	August 15, 2014

* Timothy K. Hui	Director	August 15, 2014

* Terrence O. Jones	Director	August 15, 2014

* Ethan Powell	Director	August 15, 2014

* Bryan A. Ward	Director	August 15, 2014

* By:	/s/ Brian Mitts
Name: Brian Mitts Title: Attorney-in-fact